Exhibit 10.6

PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS

THIS PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (“Agreement”) is made and effective as of October 19, 2012 (“Effective Date”), by and between the entities listed on Schedule 1 attached hereto and incorporated herein, each as to the undivided percentage interest described on Schedule 1 in the Property (as hereinafter defined) (each a “Seller” and collectively, the “Sellers”), and NW Congress Center Owner LLC, a Delaware limited liability company (“Buyer”), with reference to the facts set forth below. All terms with initial capital letters not otherwise defined herein shall have the meanings set forth in Section 12.20 herein.

RECITALS

A. Each Seller purchased the undivided percentage interest described on Schedule 1 in and to the following (collectively, the “Property”): (i) that certain real property as more particularly described in Exhibit “A” attached hereto and incorporated herein and the improvements, structures and fixtures situated thereon, and all and singular, the tenements, hereditaments, easements, rights of way and appurtenances belonging or in anywise appertaining thereto (the “Project”), and (ii) such Seller’s right, title and interest in and to all personal and intangible property related thereto.

B. Each Seller desires to sell all of its undivided interest in the Property to Buyer and Buyer desires to buy such undivided interest in the Property from each Seller on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. Agreement of Purchase and Sale.

1.1 Purchase, Sale and Purchase Price. In consideration of the covenants herein contained, each Seller hereby agrees to sell, and Buyer hereby agrees to purchase all of such Seller’s undivided interest in the Property at such Seller’s allocable share described on Schedule 1 (the “Allocable Purchase Price”) of the Purchase Price, which shall be paid in Cash deposited with Escrow Holder and the assumption by Buyer of the Loan. Each of Buyer and each Seller shall have the right to allocate the Purchase Price between the portions of the Property that constitute the Project, on the one hand, and the portions of the Property that constitute personal and intangible property, on the other hand as each such party determines in their discretion.

1.2 Payment. Buyer shall deposit with Escrow Holder an amount equal to the Purchase Price, as adjusted pursuant to Section 5 or any other provision of this Agreement, on or prior to 2:00 PM (Central time) on the Closing Date.

1.3 Loan Exit Fee. Sellers shall be responsible for paying a loan exit fee in the amount of $445,198 (the “Loan Exit Fee”) to the lender under the Loan at the Close of Escrow. Each Seller shall be responsible for its pro rata portion of the Loan Exit Fee.

2. Deliveries.

2.1 Sellers’ Deliveries. On the date that each Seller executes this Agreement (except as otherwise indicated below), such Seller shall deliver to Escrow with respect to its undivided interest in the Property, for Escrow Holder to hold pending the Close of Escrow:

2.1.1 Two (2) originals of the Special Warranty Deed a form of which is attached as Exhibit B hereto, signed and acknowledged by such Seller.

2.1.2 Two (2) originals of the Termination of Tenant in Common Agreement a form of which is attached as Exhibit C hereto, signed and acknowledged by such Seller.

2.1.3 Two (2) originals of the Termination of Amended and Restated Tenant in Common Agreement attached as Exhibit D hereto, signed and acknowledged by such Seller.

2.1.4 Two (2) originals of the Bill of Sale and General Assignment attached as Exhibit E hereto, signed by such Seller.

2.1.5 Two (2) originals of the Power of Attorney a form of which is attached as Exhibit F hereto, signed and acknowledged by such Seller.

2.1.6 Two (2) originals of a certificate of such Seller respecting the “non foreign” status of such Seller in the form of Exhibit G hereto.

2.1.7 Two (2) counterpart originals of a notice to the tenants of the Project in the form of Exhibit H hereto (collectively, the “Notices to Tenants”).

2.1.8 Evidence reasonably satisfactory to Title Company that all necessary authorizations of the transaction provided for herein have been obtained by such Seller.

2.1.9 Such other documents and instruments, payments, indemnities, releases and agreements (including, without limitation, a gap undertaking, owner’s affidavit and affidavit of no change with respect to Sellers existing survey of the Project) as Title Company shall reasonably require in order to issue the Title Policy.

2.1.10 a closing statement, dated as of the Closing Date and duly executed by such Seller, setting forth, among other things, all payments to and from Escrow in connection with the purchase and sale of the Property (the “Closing Statement”).

2.1.11 Such transfer tax forms as required by state, county and local authorities.

2.1.12 an assignment of any transferable SD Letters of Credit (as hereinafter defined).

2.1.13 Executed counterparts of any other documents required to be executed under the terms of this Agreement.

Each Seller hereby grants Daymark Properties Realty, Inc. (the “Manager”), the current property manager for the Project, to execute, on such Seller’s behalf, the documents listed in Section 2.1.7, Section 2.1.9, Section 2.1.11 and Section 2.1.12. In addition, each Seller acknowledges that the Closing Statement will be executed by Todd A. Mikles on behalf of such Seller pursuant to the Power of Attorney.

2.2 Buyer’s Deliveries. On the Closing Date, Buyer shall deliver to Escrow:

2.2.1 Two (2) originals of each Bill of Sale and General Assignment, signed by Buyer.

2.2.2 Two (2) originals of the Notices to Tenants, signed by Buyer.

2.2.3 a Closing Statement, signed by Buyer.

2.2.4 Such transfer tax forms as required by state, county and local authorities.

2.2.5 Executed counterparts of any other documents required to be executed under the terms of this Agreement.

3. Opening and Close of Escrow.

3.1 Opening of Escrow. Escrow shall be opened with respect to each Seller upon execution of this Agreement by such Seller and execution by Escrow Holder of the Consent of Escrow Holder at the end of this Agreement and delivery of same to Buyer and Seller. Buyer and Seller agree to execute additional escrow instructions at Closing not inconsistent with the terms of this Agreement reasonably required by Escrow Holder. If there is any inconsistency between the provisions of any such additional escrow instructions and this Agreement, the provisions of this Agreement shall control.

3.2 Close of Escrow. The Close of Escrow shall occur on the Closing Date. Provided that Escrow Holder has not received written notice of termination of the Escrow and this Agreement, Escrow Holder shall close the Escrow on the Closing Date by (i) filing for record the Special Warranty Deed and such other documents as may be necessary to procure Buyer’s Title Policy (as defined below), and (ii) subject to Section 6.2, delivering funds and documents as set forth in Section 6 WHEN AND ONLY WHEN (a) all funds and instruments required pursuant to Sections 1 and 2 have been delivered to Escrow Holder; and (b) each of the conditions precedent set forth in Section 4 has been, or upon such closing shall be, satisfied or waived as provided for in Section 4; provided, however, the Buyer may extend the Closing Date for up to two additional 30 day periods (or any shorter period in Buyer’s sole discretion) so long as Buyer is diligently proceeding with the close of Escrow as of the Closing Date.

4. Conditions to Closing.

4.1 Sellers’ Closing Conditions. The following shall constitute conditions precedent to the Closing for the Property for the benefit of each Seller, which conditions may be waived by such Seller.

4.1.1 Deposit of Documents and Funds. Buyer shall have deposited into Escrow the documents and funds required to be deposited by Buyer under the terms of this Agreement and shall not otherwise be in material default under this Agreement.

4.1.2 Representations and Warranties. All of the representations and warranties of Buyer set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

4.2 Buyer’s Closing Conditions. The following shall constitute conditions precedent to the Closing for the Property for the benefit of Buyer, which conditions may be waived by Buyer.

4.2.1 Title Insurance. The Title Company shall be unconditionally committed to issue, immediately following recording of the Special Warranty Deeds executed and delivered by each of the Sellers, an ALTA policy of title insurance in form and content approved by Buyer and containing any endorsements required by Buyer, which endorsements shall also be in form and content approved by Buyer (collectively, the “Title Policy”), with liability in an amount equal to Ninety Five Million Dollars ($95,000,000) and insuring fee simple title to 100% of the interests in the Project vested in Buyer.

4.2.2 Deposit of Documents and Funds. Each of the Sellers shall have deposited into Escrow the documents and funds required to be deposited by such Seller under the terms of this Agreement and shall not otherwise be in material default under this Agreement.

4.2.3 Joint Venture Agreement. The execution by each of the parties to that certain Operating Agreement of NW Congress Center LLC (the “Venture Agreement”), which Venture Agreement shall provide for the contribution by American Recovery Property OP, LP of its undivided interests in the Project and its right, title and interest in and to all personal property and intangible property related thereto to Buyer.

4.2.4 Loan Modification. The execution by Buyer as borrower and American Recovery Property OP, LP as guarantor of documents modifying that certain loan (the “Loan”) held by U.S. Bank National Association, as Successor Trustee to Bank of America, National Association, as Trustee, as Successor by Merger to LaSalle Bank National Association, as Trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16 secured by the Project, in form and content acceptable to Buyer.

4.2.5 Tenant Estoppels. Buyer shall have received estoppel certificates from each tenant of the Project, in a form approved by Buyer without modification and indicating no adverse matters.

4.2.6 Representations and Warranties. All of the representations and warranties of each Seller set forth in this Agreement shall be true, correct and complete in all material respects as of the Closing Date.

4.3 Failure of Conditions Precedent. If any of the foregoing conditions precedent are neither satisfied nor waived by the Closing Date, then either party, if not then in default hereunder, may terminate the Escrow and this Agreement.

4.4 Post Closing Obligation. Promptly following the Closing, the Sellers shall obtain and deliver to Buyer (a) a certificate with respect to each Seller issued by the Illinois Department of Revenue showing the liability, if any, of such Seller for the payment of any assessed but unpaid tax, penalty or interest under the Illinois Income Tax Act and any tax, penalty or interest due under the Retailer’s Occupation Tax Act, (b) a certificate with respect to each Seller issued by the Cook County Department of Revenue showing the liability, if any, of such Seller for the payment of any assessed but unpaid tax, penalty or interest under the Cook County Bulk Sales Ordinance (Sec. 34-92 of the Cook County, Illinois Code of Ordinances), and (c) a certificate with respect to each Seller issued by the City of Chicago Department of Revenue’s Tax Division Bulk Sales Unit showing the liability, if any, of such Seller for the payment of any assessed but unpaid tax, penalty or interest under the Uniform Revenue Procedures Ordinance Chapter 3-4 and any tax, penalty or interest due under the ordinance (the certificates referred to in clauses (a), (b) and (c), collectively, the “Bulk Sales Certificates”). In the event that any Seller delivers Bulk Sales Certificates that show that any Seller has any liability for the payment of such taxes, penalties or interest as described in the foregoing sentence, then the Purchase Price shall be reduced by the amount of the liability shown on the Bulk Sales Certificate (such amount, in the aggregate for all Sellers, the “Bulk Sales Credit”). In the event that any Seller has not delivered its Bulk Sales Certificate on or prior to the Distribution Date (as hereinafter defined), then such Seller shall indemnify, defend and hold Buyer harmless from and against any and all liabilities, claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys’ fees, court costs and disbursements) which may arise out of such Seller’s failure to pay any tax, penalty or interest assessed against such Seller under (i) the Illinois Income Tax Act or Retailer’s Occupation Tax Act, (ii) the Cook County Bulk Sales Ordinance, or (iii) the City of Chicago Uniform Revenue Procedures Ordinance, Chapter 3-4, and such Seller’s failure to comply with the notification requirements thereunder. The provisions of this Section 4.4 and the obligations of Sellers hereunder shall survive the Closing and shall not be deemed merged into any instrument delivered at Closing.

5. Prorations. Fees and Costs.

5.1 Prorations. Escrow Holder will prorate between the parties, in Cash, to the Close of Escrow, an amount calculated by multiplying the Total Sales Percentage by each of the following: (a) 2012 state, County, city and special district (if any) real property taxes, special taxes and assessments for the Project based on the latest information available to Escrow Holder (i.e., $4,205,805 real property taxes for the 2012 tax year calculated using the total assessed value provided in the 2012 First Pass Assessment (i.e., $25,953,750) and the effective tax rate for 2011), (b) rental payments, other revenues and expenses and (c) any other items Seller and Buyer mutually instruct Escrow Holder to prorate prior to the Close of Escrow. All rental payments and other tenant charges and additional rents received by Buyer from a tenant after the Closing Date shall be applied first to collection costs and then to the most recently accrued obligation of such tenant. After application as set forth above, Buyer shall remit to Seller on the Final Adjustment Date (as defined below) that portion of rentals and other tenant charges and additional rents received after the Closing Date attributable to periods prior to the month of Closing, and if attributable to the month of Closing, Seller’s share thereof in accordance with the proration set forth above; provided, however, that any rent received from the United States of America, the Department of Homeland Security and Department of Justice, and Internal Revenue Service Department of Treasury, Bureau of Alcohol, Tobacco and Firearms shall be deemed to be payment for the prior month’s outstanding rent due. In the event any prorations made under this Agreement shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item which cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and re-prorated when the information is available. If any items to be adjusted are not determinable at Closing (including, but not limited to, items set forth in this Article 5), the adjustment shall be made subsequent to the Closing within thirty (30) days following the final determination of 2012 taxes and assessments for the Project (the “Final Adjustment Date”). The provisions of this Article 5 and the obligations of Sellers and Buyer hereunder shall survive the Closing and shall not be deemed merged into any instrument delivered at Closing.

5.2 Escrow Cancellation and Title Charges. If Escrow fails to close due to Buyer’s default under this Agreement, Buyer shall be responsible for all escrow cancellation and title charges. If Escrow fails to close for any other reason other than the foregoing, Seller shall pay any escrow cancellation and title charges.

5.3 Leasing Costs. Sellers shall provide Buyer with a credit at Closing for an amount calculated by multiplying the Total Sales Percentage by all Leasing Costs (as hereinafter defined) that are payable by reason of any Lease, amendment to Lease or any renewal, extension, expansion of, or the exercise of any other option under, a Lease, in each case entered into or exercised prior to the Effective Date, including, without limitation, those described on Schedule 2 attached hereto.

5.4 Closing Costs. All closing costs, including, without limitation, any City, County or State transfer taxes, shall be paid by the parties as is customary in the City of Chicago, Cook County, Illinois.

5.5 Security Deposits; Letters of Credit. At the Closing, Buyer shall receive a credit toward the Purchase Price in an amount calculated by multiplying the Total Sales Percentage by all unapplied refundable security deposits (plus interest accrued thereon to the extent required to be paid by any Lease (as defined below) or applicable law) delivered by tenants under the Leases. Sellers shall also transfer to Buyer any security deposits which are held in the form of letters of credit (the “SD Letters of Credit”) if the same are transferable; if any of the SD Letters of Credit are not transferable, Sellers shall request the tenants obligated under such SD Letters of Credit to cause new letters of credit to be issued in favor of Buyer in replacement thereof and in the event such a new letter of credit is not issued in favor of Buyer by Closing, Buyer shall use reasonable efforts to pursue such replacement after Closing and Seller shall take all reasonable action, as directed by Buyer, in connection with the presentment of such SD Letters of Credit for payment as permitted under the terms of the applicable Lease.

6. Distribution of Funds and Documents.

6.1 Deposit of Funds. After Opening of Escrow, all Cash, if any, received hereunder by Escrow Holder shall be, until the Close of Escrow, kept on deposit in an interest bearing account.

6.2 Disbursements. At the Close of Escrow, Escrow Holder shall hold for personal pickup, or if requested, wire transfer to an account designated by the party receiving such funds, (i) to each Seller its Allocable Purchase Price, plus such Seller’s allocable share of any proration or other credits to which Sellers will be entitled less (x) an amount calculated by multiplying the Total Sales Percentage by a sum equal to the principal balance plus all accrued and unpaid interest on the Loan, plus the amount required to be paid by borrower under the Loan to cover prepayment of interest for the period from the Closing Date to the first payment date following the Closing Date under the Loan, and (y) any appropriate proration or other charges (including the Bulk Sales Credit, if any), and (ii) to Buyer, any excess funds theretofore delivered to Escrow Holder by Buyer. Notwithstanding the foregoing or anything else contained in this Agreement, in the event that the Buyer has not received all of the Bulk Sales Certificates required to be delivered pursuant to this Agreement on the Closing Date, Escrow Holder shall not disburse any amounts pursuant to this Section 6.2 on the Closing Date and shall hold such funds in escrow until the date that is one (1) Business Day following the date that Buyer has received all Bulk Sales Certificates from all Sellers but, in no case, shall the funds be held beyond a date that is 45 days from the Closing Date (the “Distribution Date”). On the Distribution Date, Escrow Holder shall distribute any amount to Sellers and/or Buyer owed to Sellers or Buyer, as applicable, pursuant to the first sentence of this Section 6.2.

6.3 Recorded Documents. Escrow Holder will cause the County Recorder to mail each of the Special Warranty Deeds (and each other document which is herein expressed to be, or by general usage is, recorded) after recordation, to the grantee, beneficiary or person (i) acquiring rights under said document or (ii) for whose benefit said document was acquired. Escrow Holder will, at the Close of Escrow, deliver to Buyer and each applicable Seller a copy (conformed to show recording date) of its respective Special Warranty Deed and each document recorded to place title in the condition required by the Agreement.

6.4 Unrecorded Documents. Escrow Holder will, at the Close of Escrow, deliver by United States mail (or will hold for personal pickup, if requested) each nonrecorded document received hereunder by Escrow Holder to the payee or person (i) acquiring rights under said document or (ii) for whose benefit said document was acquired.

7. Default and Liquidated Damages.

7.1 LIQUIDATED DAMAGES. IF ESCROW FAILS TO CLOSE DUE TO BUYER’S DEFAULT, IT IS AGREED THAT THE AMOUNT OF $5,000 SHALL BE DELIVERED TO AND ACCEPTED BY SELLER AS LIQUIDATED DAMAGES AND NOT AS A PENALTY AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION OF SELLING THE PROPERTY TO BUYER. IT IS AGREED THAT SAID AMOUNT CONSTITUTES A REASONABLE ESTIMATE OF THE DAMAGES TO SELLER. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE AMOUNT OF LIQUIDATED DAMAGES IS FAIR AND REASONABLE CONSIDERING ALL OF THE FACTS AND CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT, INCLUDING THE RELATIONSHIP OF SUCH AMOUNT TO THE RANGE OF HARM TO SELLER THAT COULD BE ANTICIPATED, AND THE ANTICIPATION THAT PROOF OF CAUSATION, FORESEEABILITY AND ACTUAL DAMAGES WOULD BE COSTLY AND/OR IMPRACTICAL. BUYER AND SELLER AGREE THAT IT IS IMPOSSIBLE OR IMPRACTICAL TO PRESENTLY PREDICT WHAT MONETARY DAMAGES SELLER WOULD SUFFER IN SUCH EVENT. BUYER DESIRES TO LIMIT THE MONETARY DAMAGES FOR WHICH BUYER MIGHT BE LIABLE HEREUNDER AND BUYER AND SELLER DESIRE TO AVOID THE COSTS AND DELAYS THEY WOULD INCUR IF A LAWSUIT WERE COMMENCED TO COLLECT DAMAGES AND THEREFORE AGREE THAT SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER’S SOLE AND EXCLUSIVE REMEDY IF ESCROW FAILS TO CLOSE DUE TO BUYER’S DEFAULT. BY INITIALING THIS PROVISION BELOW, THE PARTIES SPECIFICALLY CONFIRM THE ACCURACY OF SUCH FACTS, THE FACT THAT THEY POSSESS APPROXIMATELY EQUAL BARGAINING STRENGTH AND SOPHISTICATION AND THE FACT THAT EACH OF THEM WAS REPRESENTED BY COUNSEL WHEN ENTERING INTO THIS AGREEMENT, WHICH COUNSEL EXPLAINED THE CONSEQUENCES OF THIS SECTION TO THEM AT THE TIME THIS AGREEMENT WAS MADE. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT ANY OBLIGATIONS OF BUYER OTHER THAN A DEFAULT CAUSING ESCROW TO FAIL TO CLOSE THAT SURVIVE THE CLOSE OF ESCROW OR EARLY TERMINATION OF THIS AGREEMENT AND SELLER SHALL HAVE THE RIGHT TO PURSUE ANY CAUSE OF ACTION IT MAY HAVE AGAINST BUYER FOR BUYER’S FAILURE TO PERFORM ANY OTHER COVENANT UNDER THIS AGREEMENT AFTER THE CLOSE OF ESCROW OR EARLIER TERMINATION OF THIS AGREEMENT. BY THE ACT OF AN AUTHORIZED REPRESENTATIVE OF EACH PARTY AFFIXING HIS OR HER INITIALS HEREIN, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE ABOVE STATEMENTS AND ITS AGREEMENT WITH THEM.

7.2 Breach by Seller. In the event of any default hereunder by the Seller, Buyer shall have the right to cancel this Agreement and/or to pursue any legal remedy at law or equity, including, without limitation, an action for specific performance and/or damages in order to enforce Buyer’s rights hereunder.

8. Representations and Warranties.

8.1 Seller’s Representations and Warranties. Each Seller represents and warrants to the Buyer as follows:

8.1.1 Existence. Such Seller is duly organized and validly existing under the laws of the state of its formation. Such Seller is fully authorized to own and operate its undivided interest in the Property in the manner in which the Property is currently operated.

8.1.2 Authority; Enforceability. Such Seller has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Seller and (assuming due authorization, execution and delivery by the Buyer) constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

8.1.3 Ownership. Such Seller is a Tenant in Common of the Property and is the owner, beneficially and of record of, and has good, marketable and unencumbered title to, its undivided interest in the Property, and the Property is free and clear of any liens, encumbrances, conditions, claims or rights or interests of any other person or entity. Such Seller has not pledged, assigned or otherwise transferred the Property or any interest therein.

8.1.4 No Litigation. No claim, action, litigation, arbitration or other proceeding relating to the Project or the Property, including, without limitation, any real estate tax proceeding, or action to alter or restrict the zoning or other use restrictions applicable to the Project is pending, or, to such Seller’s knowledge, threatened against such Seller or involving or affecting the Project or the Property. There are no judgments, decrees or orders against such Seller with respect to the Project or the Property. There is no plan, study or effort by any governmental authority or agency or any private party or entity that in any way affects or would affect the authorization of the current use and operation of the Project or the Property. The Project is properly zoned for its current use and, to such Seller’s knowledge, the Project is not in violation thereof.

8.1.5 Bankruptcy. Such Seller has not (a) made a general assignment for the benefit of creditors, (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by such Seller’s creditors, (c) suffered the appointment of a receiver to take possession of all or substantially all of such Seller’s assets, (d) suffered the attachment or other judicial seizure of all, or substantially all, of such Seller’s assets, (e) admitted in writing its inability to pay its debts as they come due, or (f) made an offer of settlement, extension or composition to its creditors generally.

8.1.6 Conflicts. Neither the execution, delivery or performance of this Agreement nor compliance herewith (a) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (i) the formation documents of such Seller, including its Operating Agreement, (ii) any law or any order, writ, injunction or decree of any court or governmental authority, or (iii) any mortgage, indenture, deed of trust, or other instrument to which such Seller is a party or affects the Project or the Property, or (b) results in the creation or imposition of any lien, charge or encumbrance upon such Seller’s property (including the Property) pursuant to any such agreement or instrument.

8.1.7 Zoning. Such Seller has no knowledge of, and has not received, with respect to the Project, written notice from any governmental authority regarding any change to the zoning classification, any condemnation or similar proceedings or any actions or proceedings to widen or realign any street or highway adjacent to the Project or that otherwise affects the Project. Seller has received no written notice of (and otherwise has no knowledge of) any plan, study or effort by any governmental authority or agency which in any way may or could materially impair the continued use and operation of the Property or the Project as currently used and operated. Such Seller has received no written notice and has no actual knowledge of (a) any existing or pending governmental agency or court orders requiring repair, alteration or correction of any existing condition on the Property or the Project, or (b) any pending liens or special assessments to be made against the Project by any governmental authority.

8.1.8 No Condemnation. There is no pending, and to such Seller’s knowledge, no threatened or contemplated, condemnation proceeding relating to the Project, and such Seller has received no written notice from any governmental agency or official to the effect that any such proceeding is contemplated.

8.1.9 Leases. (a) Sellers have delivered or made available to the Buyer true, correct and complete copies of the leases and any other occupancy agreements affecting the Project and any amendments or modifications thereto (the “Leases”) and the rent roll attached hereto as Schedule 8.1.9(a) (the “Rent Roll”) is true, correct and complete in all material respects; (b) the Leases are in full force and effect; and (c) such Seller has no knowledge of any material default under the Leases. The Sellers are not aware of any material inaccuracies in the information set forth in the Rent Roll. Schedule 8.1.9(b) sets forth a true and complete schedule of all Leases (including all amendments, supplements and modifications thereto) for all or any portion of the Project. The Leases set forth on Schedule 8.1.9(b) (i) have not been amended, supplemented or otherwise modified except such amendments, supplements and modification as have been provided to Buyer, and (ii) contain the entire agreement between the relevant landlord and the tenants named therein (or their successors in interest).

8.1.10 Due Diligence. To such Seller’s knowledge, Sellers have delivered or made available to the Buyer true and complete copies of the contracts, agreements, documents, reports, materials and information that are in Sellers’ possession or control with respect to the ownership, use and/or operation of the Project including the original offering memorandum of undivided interests in the Property received by such Seller prior to such Seller’s acquisition of an undivided interest in the Property.

8.1.11 No Default. Such Seller has not received any written notice of any default under any loan, including, without limitation the Loan, or contract relating to the Project or the Property that has not been cured or waived or will be cured or waived at Closing upon modification of the Loan.

8.1.12 Hazardous Materials. Such Seller has received no written notice that there are, and to such Seller’s knowledge, there are no hazardous materials stored on, used on, incorporated into, located on, or present in, under or about, the Project in violation of, or requiring investigation, assessment or remediation under, any environmental laws, or any other laws, ordinances, statutes, codes, rules or regulations.

8.1.13 Liens. To such Seller’s knowledge, there are no claims pending or unpaid bills which would result in the creation of any lien on the Project or the Property.

8.1.14 Ownership of Property. Except for those tenants in possession of the Project under Leases, there are no parties in possession of, or claiming any possession to, any portion of the Project and no party has any option or right of first refusal or right of first offer with respect to the Project or any premises therein. Except for the Leases, there are no written or oral promises, understandings, agreements or commitments between the Sellers and any tenant.

8.1.15 No Violation. Such Seller’s sale of its undivided interest in the Property is in full compliance with such Seller’s Limited Liability Company Agreement, and no consent or approval of any party is required in connection with the consummation of this transaction by such Seller.

8.1.16 Rent. Except as disclosed to the Buyer on the Rent Roll, (a) no tenant has prepaid rent, or is entitled to any work (not yet performed) or consideration (not yet given) in connection with the tenancy, (b) Sellers have not given nor received any written notice of any default or breach under any Lease which has not been cured, nor, to such Seller’s knowledge, does there exist any current default or breach on the part of the Sellers, or any tenant thereunder which has not been cured, and (c) no rebates, rental concessions, free-rent periods, credits, setoffs or rent reductions relating to any period after the closing have been given under any Lease, and no tenant is making any claim against the Seller, the Property or the Project or any portion thereof or is entitled to or is claiming the same.

8.1.17 Personal Property. The personal property and intangible property sold to the Buyer hereunder will be conveyed by Buyer free and clear of any liens or encumbrances, except for liens approved by Buyer. There is no personal property owned by such Seller necessary for the ownership, operation, use, occupancy, leasing or management of the Project, used at the Project but located off-site.

8.1.18 Insurance Claims. Such Seller has not received any written notice or request from any insurance company or board of fire underwriters (or any organization exercising functions similar thereto) requesting the performance of any work or alterations with respect to the Project, except those as to which Sellers have completed remedial action which has been formally accepted as sufficient by such authority or insurer.

8.1.19 Unrecorded Documents. Such Seller is not a party to any unrecorded or undisclosed documents which affect title to the Project.

8.1.20 Government Permits. To such Seller’s knowledge, all required governmental permits, approvals and certificates of occupancy have been obtained for all of the improvements located at the Project and the Project is operating according to its intended purpose.

8.1.21 Required Improvements. All water, sewer, gas, electric, telephone and drainage facilities and other utilities required by law for the operation of the Project are installed to the property line and are adequate to serve the Project for its current use. To such Seller’s knowledge, there are no outstanding permits and connection fees. To such Seller’s knowledge, no fact or condition exists which would result in the termination of such utility services to the Project. The Project is an independent unit which does not now rely on any facilities (other than facilities of municipalities or public utilities) located on any property that is not part of the Project to fulfill any municipal or other governmental requirement.

8.1.22 Not a Foreign Person. Such Seller is not a “foreign person” within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended.

8.1.23 Service Agreements. Such Seller has not entered into any service agreements or equipment leasing contracts relating to the Property or the Project that will be binding on Buyer, the Property or the Project after the Closing except for the agreements identified on Schedule 3 attached hereto. The agreements identified on Schedule 3 attached hereto are in full force and effect, have not been amended and are free from monetary default or material non-monetary default.

8.1.24 Employees; No Labor Disputes. Sellers have no employees. Sellers are not a party to or otherwise bound by any collective bargaining agreements, contracts or other agreements or understandings with a labor union or labor organization with respect to the Property or the Project, nor, as of the date hereof, are Sellers subject to any proceeding asserting that they have committed an unfair labor practice or seeking to compel Sellers to bargain with any labor union or labor organization with respect to the Property or the Project, nor is there pending or, to such Seller’s knowledge, threatened, any labor strike, dispute, walkout, work stoppage, slow-down or lockout involving the Property or the Project.

8.1.25 OFAC Compliance. To each Seller’s knowledge, such Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Neither such Seller nor, to such Seller’s knowledge, any direct owner of such Seller is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”). To such Seller’s knowledge, neither such Seller nor any direct owner of such Seller (a) is a person or entity that has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (b) is owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders.

8.1.26 Loan Documents. Schedule 4-A contains a true and complete list of all of the loan documents evidencing the Loan (the “Existing Loan Documents”). Such Existing Loan Documents have not been amended, supplemented or otherwise modified except as shown on such Schedule 4-A. Such Seller has no obligations or liabilities to the holder of the Loan or any other party with respect to the Loan except as set forth in such Existing Loan Documents. The outstanding principal amount of the Loan and the amount of any cash reserves or escrow accounts held by the lender or any agent in connection with the Loan is set forth on Schedule 4-B. There are no defaults under the Existing Loan Documents that will not be cured or waived at Closing upon modification of the Loan. To such Seller’s knowledge, no lender is in default under its obligations with respect to the Loan. Such Seller has delivered or made available to the Buyer true and complete copies of the Existing Loan Documents.

8.1.27 Survival. The representations and warranties set forth in this Section 8.1 shall survive for a period of 180 days following the Closing.

8.2 Buyer’s Representations and Warranties. The Buyer represents and warrants to the Seller as follows:

8.2.1 Authority. The Buyer has all the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Buyer have been duly authorized by all necessary action.

8.2.2 Enforceability. This Agreement has been duly executed and delivered by the Buyer and (assuming due authorization, execution and delivery by the Seller) constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms.

8.2.3 Survival. The representations and warranties set forth in this Section 8.2 shall survive for a period of 180 days following the Closing.

9. Commissions. Except as provided in the Closing Statement, the parties mutually warrant and covenant that no brokerage commissions, finder’s fees or similar commissions or fees shall be due or payable on account of this transaction. Each party shall indemnify, protect, defend (with legal counsel acceptable to the other) and hold the other harmless from the claims for such commission or finder’s fees or similar commissions or fees arising out of the actions of the indemnifying party, including, without limitation, attorneys’ fees incurred in connection therewith or to enforce this indemnity, which indemnities shall survive the Close of Escrow.

10. Indemnification.

10.1 Seller Indemnification. Each Seller shall severally indemnify, defend and hold the Buyer and each of its affiliates, officers, managers, members, agents, heirs, successors, attorneys and assigns (collectively, the “Buyer Parties” and each, a “Buyer Party”), harmless from and against any and all Losses a Buyer Party may suffer through and resulting from, arising out of, relating to or caused by the breach of the Seller’s representations, warranties and/or covenants in this Agreement.

10.2 Buyer Indemnification. The Buyer shall indemnify, defend and hold each Seller and each of its respective affiliates, officers, managers, members, agents, heirs, successors, attorneys and assigns (collectively, the “Seller Parties” and each, a “Seller Party”), harmless from and against any and all Losses a Seller Party may suffer through and resulting from, arising out of, relating to or caused by the breach of the Buyer’s representations, warranties and/or covenants in this Agreement.

11. Mutual Release and Covenant Not to Sue.

11.1 Mutual Release. Each of the Buyer and each Seller, on its own behalf and on behalf of their respective assigns, successors, estates, affiliates, subsidiaries, officers, directors, managers, employees, members, representatives and other agents, if any and as applicable, hereby knowingly, unconditionally, voluntarily, fully and irrevocably grants this general release and releases, remises, and forever discharges each of the other party’s present and former agents, successors, heirs, devisees, members, officers, employees, managers, representatives, subsidiaries, affiliates, controlling persons and insurers, and their respective successors and assigns, and all persons acting by, through, under or in concert with any of them (hereinafter individually and collectively, the “Released Parties”) of and from any and all liabilities, damages, claims, demands, debts, taxes, accounts, covenants, promises, contracts, agreements, obligations, costs, expenses (including, without limitation, attorneys’ fees), suits, controversies, judgments, actions, inactions, omissions, or causes of action of every nature, character or description, now accrued or which may hereafter accrue, without limitation of law, equity or otherwise, that relate to the acquisition, ownership and operation of the Project (other than the obligations, representations and warranties set forth in this Agreement), based in whole or in part on any facts, conduct, activities, transactions, events or occurrences known or unknown, matured or unmatured, contingent or otherwise, foreseen or unforeseen, which have or allegedly have existed, occurred, happened, arisen or transpired (collectively, the “Claims”). The Released Parties each represent, warrant and covenant that no Claims have been assigned, expressly, impliedly, by operation of law or otherwise, to any third party. The foregoing is not intended to limit the parties rights with respect to its remedies for any breach of a representation, warranty or covenant set forth in this Agreement.

11.2 Covenant Not to Sue. Each of the Buyer and the Seller, on its own behalf and on behalf of their respective Released Parties, hereby warrants and covenants, recognizing that the truth of such warranty and covenant is material to the above consideration having passed, that none of them shall directly or indirectly solicit, encourage, consult, advise, support or in any way participate in the commencement and/or prosecution of any Claims released in Section 11.1 above against the other Released Parties.

12. General Provisions.

12.1 Interpretation. The use herein of (i) the neuter gender includes the masculine and the feminine, (ii) the singular number includes the plural, whenever the context so requires, and (iii) the words I and me include we and us if Seller is more than one person. Captions in this Agreement are inserted for convenience of reference only and do not define, describe or limit the scope or the intent of this Agreement or any of the terms hereof. All exhibits referred to herein and attached hereto are incorporated by reference. This Agreement contains the entire agreement between the parties relating to the transactions contemplated hereby, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein.

12.2 Modification. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement thereof is or may be sought.

12.3 Cooperation. Buyer and Seller acknowledge that it may be necessary to execute documents other than those specifically referred to herein to complete the acquisition of the Property as provided herein. Buyer and Sellers agree to cooperate with each other by executing such other documents or taking such other action as may be reasonably necessary to complete this transaction in accordance with the parties’ intent evidenced in this Agreement.

12.4 Assignment of Agreement. Each Seller shall not assign its rights under this Agreement without first obtaining Buyer’s written consent, which consent may be withheld in Buyer’s sole and absolute discretion. No such assignment shall operate to release the assignor from the obligation to perform all obligations of Seller hereunder. Buyer shall have the absolute right to assign its rights and obligations under this Agreement.

12.5 Notices. Unless otherwise specifically provided herein, all notices, demands or other communications given hereunder shall be in writing and shall be addressed as follows:

If to Buyer:	With a copy to:

NW Congress Center Owner LLC	Pircher, Nichols & Meeks
c/o Northwood Investors LLC	900 North Michigan Avenue, Suite 1050
575 Fifth Avenue, 23rd Floor	Chicago, Illinois 60611
New York, NY 10017	Attention: Real Estate Notices (5080.11/MAB)
Attention: Michael O’Shaughnessy	Telephone: (312) 915-3128
Tel: (212) 573-0844	Email: realestatenotices@pircher.com
E-mail: osh@northwoodinvestors.com	(Subject Line: MAB/File No. 5080.11);
mbenjamin@pircher.com

and a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017
Attention: Gregory Ressa, Esq.
Facsimile: (212) 455-7430
Telephone: (212) 455-2502
Email: gressa@stblaw.com

If to Seller:	With a copy to:

As Set forth on Schedule 1	Darryl Steinhause
DLA Piper LLP (US)
4365 Executive Drive, Suite 1100
San Diego, CA 92121
Telephone: (858) 638-6702
Email: darryl.steinhause@dlapiper.com

Either party may change such address by written notice to Escrow Holder and the other party. Unless otherwise specifically provided for herein, all notices, payments, demands or other communications given hereunder shall be deemed to have been duly given and received (i) upon personal delivery, or (ii) the immediately succeeding Business Day after deposit with Federal Express or other similar overnight delivery system. Notices may be given by facsimile or electronic (e-mail) transmission and shall be deemed given upon the actual delivery of the same to the party to which they are addressed, and shall be promptly followed by a hard copy notice by mail as provided above. All notices that are required or permitted to be given by any party to the other under this Agreement may be given by such party or its legal counsel, who are hereby authorized to do so on the party’s behalf.

12.6 Eminent Domain. If, prior to the Close of Escrow, all of the Project is taken or appropriated by any public or quasi-public authority under the power of eminent domain or Seller receives actual notice of any pending or threatened condemnation proceedings affecting all of the Project, then Buyer may terminate this Agreement without further liability hereunder. In the event of a partial taking of the Project or the threatened partial taking of the Project with respect to which Seller has received actual notice that materially and adversely affects the ability to operate the Project for the purposes it is currently operated, then Buyer can elect to either (a) terminate this Agreement, or (b) purchase the Property with a reduction in the Purchase Price in an amount equal to the condemnation award received from the condemning authority with respect to the Property. In the event of a threatened taking or a lack of finality of any proceedings to determine the award in an actual taking, Escrow shall close and Seller shall assign to Buyer its interest in any condemnation award with respect to the Property made by the governmental entity.

12.7 Loss or Damage. Buyer shall have no right to terminate this Agreement in the event of any loss or damage to the Project, provided that Buyer shall have the right to receive an assignment of any insurance proceeds received by Seller with respect to such loss upon the Close of Escrow; provided, however, if required by any lender for the Project, such proceeds will be used to repair the Project. The parties acknowledge and agree in no event shall the Close of Escrow be extended due to any such loss or damage. Notwithstanding the foregoing, the assignment of any insurance proceeds as provided herein shall not include any proceeds received for items not related to the physical condition of the Project, such as proceeds from Seller’s business interruption insurance, if any.

12.8 Periods of Time. All time periods referred to in this Agreement include all Saturdays, Sundays and state or United States holidays, unless Business Days are specified, provided that if the date or last date to perform any act or give any notice with respect to this Agreement falls on a Saturday, Sunday or state or national holiday, such act or notice may be timely performed or given on the next succeeding Business Day.

12.9 Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be deemed fully executed originals.

12.10 Attorneys’ Fees. If either party commences litigation for the judicial interpretation, enforcement, termination, cancellation or rescission hereof, or for damages (including liquidated damages) for the breach hereof against the other party, then, in addition to any or all other relief awarded in such litigation, the prevailing party therein shall be entitled to a judgment against the other for an amount equal to reasonable attorneys’ fees and court and other costs incurred.

12.11 Several Liability. Each Seller shall be severally liable for its obligations under this Agreement.

12.12 Choice of Law. This Agreement shall be construed and enforced in accordance with internal the laws of the State of Illinois, without regard to conflict of laws principles.

12.13 Time. Time is of the essence to this Agreement.

12.14 Third Party Beneficiaries. Buyer and Sellers do not intend to benefit any party that is not a party to this Agreement and no such party shall be deemed to be a third party beneficiary of this Agreement or any provision hereof.

12.15 Severability. If any term, covenant, condition, provision or agreement herein contained is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, such fact shall in no way affect the validity or enforceability of the other portions of this Agreement.

12.16 Election to Effect an Internal Revenue Code Section 1031 Exchange. Notwithstanding Section 12.4, in the event a Seller so elects, Buyer agrees to allow Seller to assign its rights under this Agreement to a qualified intermediary in effecting a tax-deferred exchange under Internal Revenue Code Section 1031, as amended. If a Seller elects to effect a tax-deferred exchange, Buyer agrees to execute revised or additional escrow instructions, documents, agreements, or instruments to effect the exchange, provided that Seller shall hold Buyer harmless from any additional costs, expenses, fees or liabilities resulting from such exchange, and, the Closing shall not be delayed, as a result of the exchange.

12.17 Binding Agreement. Subject to any limitation on assignment set forth herein, all terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns.

12.18 ARBITRATION OF DISPUTES.

12.18.1 ALL CLAIMS SUBJECT TO ARBITRATION. ANY DISPUTE, CONTROVERSY OR OTHER CLAIM ARISING UNDER, OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY AMENDMENT THEREOF, OR THE BREACH OR INTERPRETATION HEREOF OR THEREOF, SHALL BE DETERMINED AND SETTLED BY BINDING ARBITRATION IN CHICAGO, ILLINOIS IN ACCORDANCE WITH APPLICABLE ILLINOIS LAW AND THE RULES AND PROCEDURES OF THE AMERICAN ARBITRATION ASSOCIATION. THE PREVAILING PARTY SHALL BE ENTITLED TO AN AWARD OF ITS REASONABLE COSTS AND EXPENSES INCLUDING BUT NOT LIMITED TO ATTORNEY’S FEES. ANY AWARD RENDERED THEREIN SHALL BE FINAL AND BINDING ON EACH AND ALL OF THE PARTIES THERETO AND THEIR PERSONAL REPRESENTATIVES, AND JUDGMENT MAY BE ENTERED THEREON IN ANY COURT OF COMPETENT JURISDICTION.

12.18.2 WAIVER OF LEGAL RIGHTS. BY INITIALING IN THE SPACE BELOW, THE PARTIES ACKNOWLEDGE AND AGREE TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THIS ARTICLE DECIDED BY NEUTRAL ARBITRATION AS PROVIDED UNDER ILLINOIS LAW AND THAT THEY ARE KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVING ANY RIGHTS THEY MAY POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR BY JURY TRIAL. THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THEY ARE WAIVING THEIR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL EXCEPT TO THE EXTENT SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THIS SECTION. IF EITHER PARTY REFUSES TO SUBMIT TO ARBITRATION AFTER EXECUTION OF THIS AGREEMENT AND INITIALING BELOW, SUCH PARTY MAY BE COMPELLED TO ARBITRATE UNDER APPLICABLE ILLINOIS LAW. EACH PARTY’S AGREEMENT TO THIS SECTION IS VOLUNTARY. THE PARTIES HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THIS SECTION TO NEUTRAL ARBITRATION.

12.19 Limitation of Liability. No present or future partner, member, director, officer, shareholder, employee, advisor, affiliate or agent of or in Buyer or any affiliate of Buyer shall have any personal liability, directly or indirectly, under or in connection with this Agreement or any agreement made or entered into under or in connection with the provisions of this Agreement, or any amendment or amendments to any of the foregoing made at any time or times, heretofore or hereafter, and Seller and its successors and assigns and, without limitation, all other persons and entities, shall look solely to Buyer’s assets for the payment of any claim or for any performance, and Seller hereby waives any and all such personal liability. For purposes of this Paragraph 12.19, no negative capital account or any contribution or payment obligation of any partner or member in Buyer shall constitute an asset of Buyer. The limitations of liability contained in this paragraph are in addition to, and not in limitation of, any limitation on liability applicable to Buyer provided elsewhere in this Agreement or by law or by any other contract, agreement or instrument.

12.20 Definitions.

“Business Day” means any day other than a Saturday or Sunday or legal holiday in the State of Illinois.

“Bill of Sale and General Assignment” means the Bill of Sale and General Assignment executed by the Buyer and each Seller.

“Cash” shall mean (i) currency of the United States of America, (ii) cashier’s check(s) currently dated and payable to Escrow Holder or a Seller, as required under this Agreement, drawn and paid through a United States banking or savings and loan institution, tendered to Escrow Holder or a Seller, as required under this Agreement, or (iii) an amount credited by wire transfer to Escrow Holder’s or a Seller’s bank account, as required under this Agreement.

“Close of Escrow” means the consummation of the purchase of the Property by Buyer or Buyer’s assignee from Sellers and the recordation of each of the Special Warranty Deeds in accordance with this Agreement.

“Closing Date” means the date that this Agreement has been fully executed by Buyer and each of the Sellers.

“County Recorder” means the Recorder in the County where the Project is located.

“Effective Date” means the date that this Agreement has been fully executed by Buyer and each of the Sellers. Escrow Holder is instructed to insert the Effective Date on page one of this Agreement.

“Escrow” means the escrow opened by Escrow Holder pursuant to the terms of this Agreement.

“Escrow Holder” means First American Title Insurance Company.

“Leasing Costs” shall mean, with respect to a particular Lease, all capital costs, expenses incurred for capital improvements, equipment, painting, decorating, partitioning and other items to satisfy the initial construction obligations of the landlord under such Lease (including any expenses incurred for architectural or engineering services in respect of the foregoing), “tenant allowances” in lieu of or as reimbursements for the foregoing items, payments made for purposes of satisfying or terminating the obligations of the tenant under such Lease to the landlord under another lease (i.e., lease buyout costs), costs of base building work, free rent and other similar inducements, relocation costs, temporary leasing costs, leasing commissions, brokerage commissions, legal, design and other professional fees and costs, in each case, to the extent the landlord is responsible for the payment of such cost or expense.

“Losses” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses.

“Opening of Escrow means the date upon which Escrow Holder signs the Consent of Escrow Holder attached hereto.

“Purchase Price” shall mean the amount calculated by multiplying (a) Ninety Five Million Dollars ($95,000,000), by (b) the Total Sale Percentage.

“Special Warranty Deed” shall mean the Special Warranty Deed executed by each Seller.

“Tenants in Common” means all persons holding an undivided interest in the Project from time to time, including each of the Sellers.

“Title Company” means First American Title Insurance Company.

“Total Sale Percentage” shall have the meaning set forth on Schedule 1 hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

BUYER:

NW Congress Center Owner LLC, a Delaware limited liability company

By:	NW Congress Center LLC, a Delaware limited liability company, its sole member

	By:	NW Congress Center Manager LLC, a Delaware limited liability company, its Managing Member

		By:	/s/ Khaied Kudsi
		Name:	Khaied Kudsi
		Title:	Managing Director

Dated:

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

NNN CONGRESS CENTER, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Todd A. Mikles
Todd A. Mikles, President

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

GREIT CONGRESS CENTER, LLC, a Delaware limited liability company

By:	GREIT CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	GREIT Liquidating Trust, a Maryland trust, its sole member

		By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Trustee

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

NNN CONGRESS CENTER 1, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 1, LLC, a Delaware limited liability company, its sole member

	By:	Edge Hill Realty, LLC, a New York limited liability company, its sole member

		By:	/s/ Edward Henkin
Edward Henkin, its Manager

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

NNN CONGRESS CENTER 6, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 6, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Pat McRoberts
Pat McRoberts, its sole member

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

NNN CONGRESS CENTER 8, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 8, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ronald E. Rosden
Ronald E. Rosden, as Trustee for the Ronald E. Rosden Living Trust, its sole member

IN WITNESS WHEREOF, this Agreement has been executed as of the Effective Date.

SELLER:

NNN CONGRESS CENTER 11, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 11, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John E. Mathwig
John E. Mathwig, as Trustee for the VJM Trust, its sole member

CONSENT OF ESCROW HOLDER

The undersigned Escrow Holder hereby agrees to (i) accept the foregoing Agreement, (ii) be Escrow Holder under said Agreement and (iii) be bound by said Agreement in the performance of its duties as Escrow Holder; provided, however, the undersigned shall have no obligations, liability or responsibility under any amendment to said Agreement unless and until the same shall be accepted by the undersigned in writing.

Dated:                                  (the “Opening of Escrow”)

FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Holder”)

By:
Its:

LIST OF SCHEDULES/EXHIBITS

Schedule 1	Seller/% Undivided Interest/Allocable Purchase Price

Schedule 2	Leasing Costs

Schedule 3	Service Agreements

Schedule 4-A	List of Existing Loan Documents

Schedule 4-B	Outstanding Principal Balance of Loan/Cash Reserves/Escrow Accounts

Schedule 8.1.9(a)	Rent Roll

Schedule 8.1.9(b)	List of Leases

Exhibit “A”	Legal Description of the Project

Schedule 1

Seller/% Undivided Interest/Allocable Purchase Price1

Seller	Undivided	Allocable Share
	Interest	of Purchase Price
NNN Congress Center, LLC, a Delaware limited liability company	28.879%	$27,435,050

GREIT—Congress Center, LLC, a Delaware limited liability company	30.000%	$28,500,000

NNN Congress Center 1, LLC, a Delaware limited liability company	4.500%	$4,275,000

NNN Congress Center 6, LLC, a Delaware limited liability company	1.750%	$1,662,500

NNN Congress Center 8, LLC, a Delaware limited liability company	1.875%	$1,781,250

NNN Congress Center 11, LLC, a Delaware limited liability company	4.000%	$3,800,000

Total Sale Percentage	71.004%

Purchase Price		$67,453,800

[1]	Note that each Seller’s pro rata portion or pro rata share shall be calculated by dividing its Allocable Share of Purchase Price by the Purchase Price.

Schedule 2

Leasing Costs

Tenant Improvement—GSA/Secret Service	$493,384.00
Tenant Improvement—Institute of Food Technology	$130,000.00
Tenant Improvement—RLI Insurance Company	$23,000.00
Tenant Improvement—AZKO Nobel	$676,035.00

Schedule 3

Service Agreements

Lee Quigley	Metal Maintenance Services	9/1/2010

Concierge Unlimited Inc.	Concierge Service	1/1/2010

Fujitech America, Inc.	Elevator Preventative Maintenance	5/1/2008

Interactive Building Solutions	Building Automation System Services	5/1/2011

Hudson Energy Services, LLC	Alternative Retail Electric Supplier	4/26/2011

Schedule 4-A

List of Existing Loan Documents

Loan Agreement

Secured Promissory Note (Note A)

Secured Promissory Note (Note B)

Secured Promissory Note (Note C)

Mortgage and Security Agreement

Assignment of Leases and Rents

Environmental Indemnity Agreement

Guaranty

Manager’s Consent and Subordination of Management Agreement

Assignment of Licenses, Permits and Contracts

Cash Management Agreement

Property Reserves Agreement

Deposit Control Agreement

Schedule 4-B

Outstanding Principal Balance of Loan/Cash Reserves/Escrow Accounts

Outstanding Principal Balance of Existing Loan: $89,231,641

Schedule 8.1.9(a)

Rent Roll

(see attached)

Building: 119301	Congress Center 525 W. Van Buren Street Chicago, IL 60607	Daymark Realty Advisors RENT ROLL Congress Center	Page: 1 Date: 10/1/2012 Time: 11.33 AM
Report Date: Month:	9/30/2012 September 2012	CERTIFIED

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments
ANT	Abovenet Communications, INC	Current	0	01/01/11	12/31/13	15	01/01/11	Rent	1,000.00	12,000.00	0.00

								Total	1,000.00	12,000.00	0.00
100	Management Office	Current	1,291	01/01/03	01/31/03	-116										UNSP
110	Bakery Garden Cafe	Current	1,221	11/01/05	10/31/15	37	11/01/11	Mo. Base Rent Charge.	2,806.27	33,675.24	27.58					NNN	5,291.00
							01/01/12	CAM Charge	717.19	8,606.28	7.05
							01/01/12	Insurance Charge	20.77	249.24	0.20
							01/01/12	Monthly Property Tax	657.59	7,691.08	6.46

								Total	4,201.82	50,421.84	41.30
125	Gateway News stand	Current	600	12/01/02	03/31/13	8	12/01/07	Mo. Base Rent Charge	2,012.50	24,150.00	40.25		04/01/13	2,012.50	40.25	NNN	7,000.00
							01/01/12	CAM Charge	352.43	4,228.18	7.05
							01/01/12	Insurance Charge	10.21	122.52	0.20
							01/01/12	Monthly Property Tax	323.14	3,877.68	6.46

								Total	2,698.28	32,378.38	53.97
200	Vacant		33,629			0
300	Vacant		14,323			0
320	Towers Watson & Co.	Current	3,586	05/01/07	11/30/12	2	06/01/12	Mo. Sale Rent Charge	5,889.31	70,671.72	19.71		12/01/12	5,889.31	18.71	NNN	20,165.27
							01/01/12	CAM Charge	2,103.22	25,238.84	7.04
							01/01/12	Insurance Charge	60.91	730.92	0.20
							01/01/12	Monthly Property Tax	1,928.42	23,141.04	6.45

								Total	9,981.86	119,782.32	33.40
350	RLI Inc Co.	Current	15,383	05/01/03	10/31/18	73	11/01/11	Mo. base Rent Charge	23,768.74	285,200.88	18.54		11/01/12	24,484.61	19.10	NNN	24,356.42
							01/01/12	CAM Charge	9,035.71	108,428.52	7.05		11/01/13	26.215.30	19.67
							01/01/12	Insurance Charge	281.67	3,140.04	0.20		11/01/14	25,971.63	20.26
							01/01/12	Monthly Property Tax	8,284.78	99,417.36	6.46		11/01/15	26,753.60	20.87

								Total	41,348.90	495,186.80	32.26		11/01/16	27,548.39	21.49
													11/01/17	28,381.64	22.14
400	GSA/IRS GS-05B-17795	Current	26,080	04/01/11	03/31/21	102	04/01/12	Mo. Base Rent Charge	76,354.20	918,250.40	32.03		04/01/13	77,407.20	33.00	Gross

								Total	76,354.20	916,250.40	32.63		04/01/14	78,483.60	33.54
													04/01/15	79,583.40	34.01
													04/01/16	80,730.00	34.50
													04/01/17	81,876.60	34.99
													04/01/18	80,285.40	34.31
													04/01/19	81,525.60	34.84
													04/01/20	82,765.80	35.37

Building: 119301	Congress Center 525 W. Van Buren Street Chicago, IL 60607	Daymark Realty Advisors RENT ROLL Congress Center	Page: 2 Date: 10/1/2012 Time: 11.33 AM
Report Date: Month:	9/30/2012 September 2012	CERTIFIED

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments
450	Vacant		5,393			0
500	GSA/DOJ.	Current	33,473	11/29/11	11/28/21	110	11/29/11	Mo. Base Rent Charge	111,410.04	1,336,920.48	39.84		12/01/12	112,804.75	40.44

								Total	111,410.04	1,336,920.48	39.84		12/01/13	114,199.45	40.94
													12/01/14	115,594.16	41.44
													12/01/15	116,988.87	41.94
													12/01/16	88,815.03	31.84
													12/01/17	90,209.74	32.34
													12/01/18	91,604.44	32.84
													12/01/19	92,999.15	33.34
													12/01/20	94,393.85	33.84
600	GSA/ATF	Current	33,260	03/01/03	02/28/13	5	03/01/12	Mo. Base Rent Charge	131,870.47	1,581,845.64	47.58		03/01/13	131,820.47	47.58	Gross
							09/01/08	Property Tax (Annual)	1.00	1.00	0.00	Anl

								Total	131,821.47	1,581,845.64	47.56
700	GSA/SS	Current	9,680	04/28/02	04/25/22	115	07/26/12	Mo. Base Rent Charge	27,642.70	334,112.40	34.52		04/26/13	28,329.75	35.12	GROSS
							09/01/08	Property Tax (Annual)	1.00	1.00	0.00	Anl	04/28/14	28,813.75	35.72

								Total	27,843.70	334,113.40	34.52		04/26/15	29,297.75	36.32
													04/26/16	29,781.75	36.92
													04/26/17	30,265.75	37.52
													04/26/18	30,749.75	39.12
													04/26/19	29,957.78	37.14
													04/26/20	30,441.78	37.74
													04/26/21	30,925.78	38.34
701	GSA/DOJ.	Current	16,607	11/29/11	11/28/21	110	11/29/11	Mo. Base Rent Charge	55,274.00	663,288.00	39.94		12/01/12	55,965.95	40.44

								Total	55,274.00	663,288.00	39.94		12/01/13	56,857.91	40.94
													12/01/14	57,349.87	41.44
													12/01/15	58,041.83	41.94
													12/01/16	44,063.91	31.84
													12/01/17	44,755.87	32.34
													12/01/18	45,447.82	32.84
													12/01/19	46,139.78	33.34
													12/01/20	46,831.74	33.84
702	Vacant		59			0
710	GSA/ATF	Current	3,998	03/01/03	02/28/13	5	03/01/12	Mo. Base Rent Charge	15,845.41	190,144.92	47.58		03/01/13	15,845.41	47.58	Gross

								Total	15,845.41	190,144.92	47.58
800	GSA/SS	Current	33,260	04/26/02	04/25/22	115	07/25/12	Mo. Base Rent Charge	95,666.13	1,147,993.56	34.52		04/26/13	97,339.60	35.12	GROSS
								Total	95,666.13	1,147,993.56	34.52		04/26/14	99,002.60	35.72
													04/26/15	103,665.60	36.32
													04/26/I6	102,328.60	36.92
													04/26/17	103,991.60	37.52
													04/26/18	105,654.60	38.12
													04/26/19	102,933.44	37.14
													04/26/20	104,596.44	97.74
													04/26/21	106,259.44	38.34

Building: 119301	Congress Center 525 W. Van Buren Street Chicago, IL 60607	Daymark Realty Advisors RENT ROLL Congress Center	Page: 3 Date: 10/1/2012 Time: 11:33 AM
Report Date: Month:	9/30/2012 September 2012	CERTIFIED

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments
900	GSA/SS	Current	33,260	04/26/02	04/25/22	115	07/26/12	Mo. Base Rent Charge	95,866.13	1,147.993.56	34.52		04/28/13	97,939.60	35.12	GROSS

								Total	95,866.13	1,147.993.56	34.52		04/26/14	99,002.60	35.72
													04/28/15	100,665.60	38.32
													04/28/16	102,328.60	36.92
													04/28/17	103,991.50	37.52
													04/28/18	105,654.60	38.12
													04/26/19	102,933.44	37,14
													04/26/20	104,596.44	37.74
													04/26/21	106,259.44	38.34
1000	Institute of Food Technology	Current	26,000	04/01/02	03/31/17	54	04/01/12	Mo. Base Rent Charge	57,416.67	689,000.04	26,50		04/01/13	59,500.00	27.00	NNN
							01/01/12	CAM Charge	15,271.96	183,263.52	7.05		04/01/14	59,583.33	27.60		LOC: 45,820.00
							O6/01/08	Monthly Elec Reimbursm	300.00	3,600.00	0.14		04/01/15	60,666.67	28.00
							01/01/12	Insurance Charge	442.27	5,307.24	0.20		04/01/16	61,750.00	28.50
							01/01/12	Monthly Property Tax	14,002.76	168,033.12	6.46		04/01/17	61.750.00	28.50

								Total	87,433.66	1,049.203.92	40.35
1010	Vacant		8,798			0
1100	Vacant		33,630			0
1200	North American Co. Life and He.	Current	33,630	03/01/02	02/28/22	113	07/01/12	Mo. Base Rent Charge	48,847.58	586.170.96	17,43		07/01/13	50,445.00	18.00	NNN
							07/01/12	CAM Charge	23,986.84	287,842.08	8.56		07/01/14	51,846.25	18.50
							03/01/12	Monthly Elec Reimbursm	150.00	1,800.00	0.05		07/01/15	53.247.50	19.00
							07/01/12	Insurance Charge	711.62	8,539.44	0.25		07/01/16	54,648.75	18.50
							07/01/12	Monthly Property Tax	22,530.63	270,367.56	8.04		07/01/17	56.050.00	20.00
							03/01/12	Parking Income	1,440.00	17,280.00	0.51		07/01/18	57,451.25	20.50

								Total	97,666.67	1,172,000.04	34.85		07/01/19	58,852.50	21.00
													07/01/20	60,253.75	21,50
													07/01/21	61,655.00	22.00
1300	North American Co. Life and He.	Current	7,977	03/01/02	02/28/22	113	07/01/12	Mo. Base Rent Charge	11,586.60	139,039.20	17.43		07/01/13	11.965.50	18.00	NNN

								Total	11,586.60	139,039.20	17.43		07/01/14	12,020.38	18.08
													07/01/15	12,630.25	19.00
													07/01/16	12,962.63	19.50
													07/01/17	13,295.00	20.00
													07/01/18	13,627.38	20.50
													07/01/19	13,959.75	21.00
													07/01/20	14.292.13	21.50
													07/01/21	14,624.50	22.00
1310	Vacant		8,594			0
1325	Vacant		2,251			0
1350	Vacant		15,808			0
1402	Vacant		2,252			0
1410	Akzo Nobal, Inc.	Current	22,878	01/01/04	12/31/19	87	01/01/12	Mo. Base Rent Charge	47,662.50	571,950.00	25.00

Building: 119301	Congress Center 525 W. Van Buren Street Chicago, IL 60607	Daymark Realty Advisors RENT ROLL Congress Center	Page: 4 Date: 10/1/2012 Time: 11:33 AM
Report Date: Month:	9/30/2012 September 2012	CERTIFIED

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments
							03/01/12	CAM Charge	53,119.13	637,429.56	27.86
							06/01/08	Monthly Elec Reimbursm	600.00	7,200.00	0.31
							03/01/12	Insurance Charge	1,538.31	18,459.72	0.81
							03/01/12	Monthly Property Tax	48,704.56	584,454.72	25.55
							02/01/04	Parking Income	300.00	3,600.00	0.16

								Total	151,924.50	1,823,094.00	79.69
													01/01/13	48,615.75	25.50
													01/01/14	41,943.00	22.00
													01/01/15	42,896.25	22.50
													01/01/16	43,849.50	23.00
													01/01/17	44,802.75	23.50
													01/01/18	45,756.00	24.00
													01/01/19	46,709.25	24.50
													01/01/13	48,615.75	-25.50
																NNN
																		Gross Rent abatement for CArn. Insurance and Tax not included for years 2011-2013
1450	Travis/Pedorsen and Associates	Current	8,539	02/01/04	01/31/14	16	02/01/12	Mo. Base Rent Charge	17,433.79	209,05.48	24.60		02/01/13	17,789.59	25.00	NNN		Per Lease Admin. LOC we hold 47,000.00 but required only 45,000.00.
							01/01/12	CAM Charge	4,636.05	58,752.72	6.68		02/01/14	17,789.58	25.00		LOC: 0.00
							01/01/12	Insurance Charge	145.25	1,743.00	0.20
							01/01/12	Monthly Property Tax	4,598.83	55,185.96	8.48

								Total	27,073.93	324.887.16	38.05
1500	Akzo Nobel, Inc.	Current	33,630	01/01/04	12/31/19	87	01/01/12	Mo. Base Rent Charge	70,082.50	840,750.00	25.00		01/01/13	71,483.75	25.50	NNN

								Total	70,062.60	840,760.00	25.00		01/01/14	61,655.00	22.00
													01/01/15	63,058.25	22.50
													01/01/16	64,457.50	23.00
													01/01/17	65,858.75	23.50
													01/01/18	87,260.00	24.00
													01/01/19	68,661.25	24.50
													01/01/13	-71,483.75	-25.50
1600	Akzo Nobel, Inc.	Current	33,630	01/01/04	12/31/19	87	01/01/12	Mo. Base Rent Charge	70,062.50	840,750.00	25.00		01/01/13	71,463.75	25.50	NNN

								Total	70,062.50	840,750.00	25,00		01/01/14	61,855.00	22.00
													01/01/15	63,056.25	22.50
													01/01/18	64,457.50	23.00
													01/01/17	65,858.75	23.50
													01/01/18	67,260.00	24.00
													01/01/19	68,881.25	24.50
													01/01/13	-71,483.75	-25.50

Building: 119301	Congress Center 525 W. Van Buren Street Chicago, IL 60607	Daymark Realty Advisors RENT ROLL Congress Center	Page: 5 Date: 10/1/2012 Time: 11:33 AM
Report Date: Month:	9/30/2012 September 2012	CERTIFIED

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments
DROP BOX	United Parcel Service	Current	0	05/01/02	05/31/99	1,040	10/01/10	Mo. Base Rent Charge	27.50	330.00	0.00					LIC

								Total	27.50	330.00	0.00
MEZAKZO	Akzo Nobel, Inc.	Current	816	01/01/04	12/31/13	15	01/01/12	Storage Rent Charge	1,156.00	13,872.00	17.00		01/01/13	1,190.00	17.50	STO

								Total	1,158.00	13,872.00	17.00		01/01/14	1,190.00	17.50
MEZZ	Vacant		1,813			0
Mezzanine	Vacant		15,544			0
SQFTADJ	Square Footage Adjustment		4,893			0

TOTAL	Square Footage
Occupied:	380,799	73.25%
Leased/Unoccupied:	0	0.00%
Vacant:	139,092	26.75%
Total Building:	519,891	100.00%
Sq Footage Adjustment	4,893
Total Bldg @ Acquisition	524,784

Charge Summary

CAM Charge	109,482.54
Rent-Air Space Antenna	1,000.00
Monthly Elec Reimbursm	1,050.00
Insurance Charge	3,191.01
Mo. Base Rent Charge	967,453.54
Monthly Property Tax	101,030.71
Parking Income – Other	1,740.00
Storage Rent Charge	1,156.00
Property Tax (Annual)	2.00

Total	1,188,105.80

Property:	Congress Center	Daymark Realty Advisors RENT ROLL	Page: 6 Date: 10/1/2012
Report Date: Month:	9/30/2012 September 2012	Congress Center CERTIFIED	Time: 11:34 AM

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments

TOTAL	Square Footage
Occupied:	380,798	73.25%
Leased/Unoccupied:	0	0.00%
Vacant:	139,092	26.75%
Total Building:	518,891	100.00%
Sq Footage Adjustment	4,893
Total Bldg @ Acquisition:	524,784

Charge Summary

CAM Charge	109,482.54
Rent-Air Space Antenna	1,000.00
Monthly Elec Reimbursm	1,050.00
Insurance Charge	3,181.01
Mo. Base Rent Charge	987,453.54
Monthly Property Tax	101,030.71
Parking Income – Other	1,740.00
Storage Rent Charge	1,156.00
Property Tax (Annual)	2.00

Total	1,185,105.80

	Grand Total	Daymark Realty Advisors RENT ROLL	Page: 7 Date: 10/1/2012
Report Date: Month:	9/30/2012 September 2012	CERTIFIED	Time: 11:34 AM

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments

TOTAL	Square Footage
Occupied:	380,799	73.25%
Leased/Unoccupied:	0	0.00%
Vacant	139,092	26.75%
Total Building:	519,891	100.00%
Sq Footage Adjustment	4,893
Total Bldg @ Acquisition:	524,784

Charge Summary

CAM Charge	109,482.54
Rent-Air Space Antenna	1,000.00
Monthly Elec Reimburse	1,050.00
Insurance Charge	3,191.01
Mo. Base Rent Charge	967,453.54
Monthly Property Tax	101,030.71
Parking Income - Other	1,740.00
Storage Rent Charge	1,156.00
Property Tax (Annual)	2.00

Total	1,188,105.80

Certified

Christine Gray

OCT 01 2012

/s/ Christine Gray
Signature

	Grand Total	Daymark Realty Advisors RENT ROLL	Page: 7 Date: 10/1/2012
Report Date: Month:	9/30/2012 September 2012	CERTIFIED	Time: 11:34 AM

			GLA	Lease		Mo.		Current Month Charges					Rent Increases			Lease	Security
Unit	Tenant Name	Status	SF	Start	End	Remain	Date	Type	Rent	Ann. Rent	Per SF	Freq	Date	Amount	Ann. Per SF	Type	Deposit	Comments

TOTAL	Square Footage
Occupied:	380,799	73.25%
Leased/Unoccupied:	0	0.00%
Vacant	139,092	26.75%
Total Building:	519,891	100.00%
Sq Footage Adjustment	4,893
Total Bldg @ Acquisition:	524,784

Charge Summary

CAM Charge	109,482.54
Rent - Air Space Antenna	1,000.00
Monthly Elec Reimburse	1,050.00
Insurance Charge	3,191.01
Mo. Base Rent Charge	967,453.54
Monthly Property Tax	101,030.71
Parking Income - Other	1,740.00
Storage Rent Charge	1,158.00
Property Tax (Annual)	2.00

Total	1,188,105.80

Certified

Christine Gray

OCT 01 2012

/s/ Christine Gray
Signature

M. Illegible 10/2/12

Schedule 8.1.9(b)

List of Leases

•

License Agreement between NNN Congress Center, LLC, NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC, NNN Congress Center 15, LLC, NNN Congress Center 16, LLC, NNN Congress Center 17, LLC and GREIT-Congress Center, LLC ( collectively, “Landlord”) and Abovenet Communications dated 1/1/2011.

•

Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Akzo Nobel Inc., dated 4/24/2002, as amended by that certain First Amendment to Office Lease dated 7/25/2002, as further amended by that certain Second Amendment to Office Lease dated 2/2/2010 and as affected by that certain Work Agreement dated 4/24/2002.

•

Retail Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Parvez Dharni and Abdul Aziz Andani, jointly and severally, d/b/a Bakery Garden Café, dated 4/29/2005, as assigned to Bakery Garden Café Inc. pursuant to that certain Assignment, Acceptance, and Consent dated 8/17/2010, and guaranteed pursuant to that certain Guaranty by Parvez Dharni and Abdul Aziz Andani dated 8/17/2010, and as affected by that certain Work Agreement dated 4/29/2005.

•

Office Lease between Landlord and EMB America, LLC (“EMB”) dated 5/1/2007., as subleased pursuant to that certain Sublease Agreement between EMB and Local Offer Network Inc. (“LON”) dated as of 11/16/2011 and consented to pursuant to that certain Consent to Sublease between Landlord, EMB and LON and as affected by that certain Work Agreement dated 5/1/2007 and that certain 1st Amendment to Work Agreement dated 7/24/2007.

•

Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Institute of Food Technologists, dated 4/25/2001, as amended pursuant to that certain First Amendment to Office Lease dated 9/20/2001, and as affected by that certain Work Agreement dated 4/25/2001.

•

Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and North American Company for Life and Health Insurance, dated 8/24/2001, as amended by that certain First Amendment to Office Lease dated 1/29/2002, as further amended by that certain Second Amendment to Office Lease, dated 9/1/2010 and as affected by that certain Work Agreement dated 8/24/2001.

•	Storage License Agreement between Landlord and North American Company for Life and Health Insurance, dated 11/4/2010.

•	Office Lease between Landlord and RLI Insurance Company, dated 4/8/2003, and as amended by that certain First Amendment to Office Lease dated 11/01/2009.

•

Retail Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Tobmar Investments International, Inc. (“Tobmar”) dated 3/15/2002, as subleased pursuant to that certain Consent to Sublease between Landlord, Tobmar, Karim A. Barister and Dilshad Barister dated 11/30/2002, as further subleased pursuant to that certain Sublease between Tobmar and Sharadkumar Vallabh dated 11/25/2004 and consented pursuant to that certain Second Consent to Sublease 1/31/2005 between Landlord, Tobmar and Sharadkumar Vallabh, and as affected pursuant to that certain Work Agreement dated 3/15/2002.

•	Office Lease between Landlord and Travis-Pedersen & Associates, Inc. dated 10/20/2003.

•	License Agreement (Drop Box) between Landlord and United Parcel Service, Inc., dated 9/28/2010.

•	Lease No. GS-05B-18870 between Landlord and the United States of America General Services Administration (“GSA”) (Secret Service) dated as of 6/13/2012.

•

Lease No. GS 05B-17795 between Landlord and GSA (Internal Revenue Service), dated 5/26/2009, as amended by that certain Supplemental Agreement No. 1 dated 11/08/2010, as further amended by that certain Supplemental Agreement No. 2 dated 12/15/2010, and as further amended by that certain Supplemental Agreement 3 dated 10/11/12.

•

Lease No. GS-05B-18099 between Landlord and GSA (Department of Justice), which is undated, as amended by that certain Supplemental Lease Agreement No. 1 dated 1/20/2011, as further amended by that certain Supplemental Lease Agreement No. 2 dated 4/19/2012, and as further amended by that certain Supplemental Lease Agreement No. 3 dated 5/23/2012.

•

Lease No. GS-05B-16897 between Landlord and GSA (Bureau of Alcohol, Tobacco, Firearms, and Explosives) dated 4/16/2002, as amended by that certain Supplemental Lease Agreement No. 1 dated 10/01/2002, as further amended by that certain Supplemental Lease Agreement No. 2 dated 3/19/2003, as further amended by that certain Supplemental Lease Agreement No. 3 dated 6/13/2003, as further amended by that certain Supplemental Lease Agreement No. 4 dated 7/08/2008, and as further amended by that certain Supplemental Lease Agreement No. 5 which is undated

EXHIBIT A

LEGAL DESCRIPTION OF THE PROJECT

Parcel 1:

Lots 1 through 12 inclusive (except the East 56 feet of said Lots 1 through 12) and the North 9.4 feet of the West 94.89 feet of Lot 13, Lot 24 (except the South 9.4 feet thereof) and all of Lots 25 to 40 inclusive in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/2 of the vacated alley lying West of and adjacent to Lot 39, Lots 4 through 12 inclusive and the North 9.4 feet of the West 94.89 feet of Lot 13 all in Mosley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 3:

The West 1/2 of the vacated alley lying East of and adjacent to Lot 24 (except the South 9.4 feet thereof), Lots 25 through 33 inclusive and Lot 38 all in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Save and except the following from Parcels 1, 2 and 3:

The West 113.00 feet (measured perpendicularly) of the following described property, all taken as one tract: Lot 24, except the South 9.40, and all of Lots 25 through 37, both inclusive, in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago, a subdivision in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Note: For informational purposes only, the land is known as:

525 W Van Buren

Chicago, IL

PIN: 17-16-129-087-0000 Vol. 591

EXHIBIT B

FORM SPECIAL WARRANTY DEED

THIS INSTRUMENT PREPARED BY:

DLA Piper LLP (US)

4365 Executive Drive, Suite 1100

San Diego, CA 92121

AFTER RECORDING RETURN TO:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Gregory Ressa, Esq.

Common Address:

525 W Van Buren St.

Chicago, Illinois 60607

PIN: 17-16-129-087-0000 Vol. 591

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED, made as of October 19, 2012 from the parties identified on the Grantor Exhibit attached hereto and incorporated herein, having an address of c/o Daymark Realty Advisors, Inc., 1551 N. Tustin Avenue, Suite 200, Santa Ana, California 92705 (referred to collectively as “Grantor”), to NW Congress Center Owner, LLC, a Delaware limited liability company, having an address of 575 Fifth Avenue, 23rd Floor, New York, New York 10017 (“Grantee”), WITNESSETH, that Grantor, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Grantee, the receipt of which is hereby acknowledged, by these presents does GRANT, BARGAIN AND SELL unto Grantee, and to its successors and assigns FOREVER, (i) all of that certain real estate situated in the County of Cook and State of Illinois known and described in Exhibit A attached hereto and made a part hereof (the “Land”), and (ii) all right title and interest of Grantor in and to any and all singular improvements and fixtures located on the Land and owned by Grantor as of the date hereof, and (iii) all of Grantor’s right, title and interest in and to all other hereditaments and appurtenances belonging thereto, or in any way appertaining to the property described in (i) and (ii) above, and all of Grantor’s right, title and interest in and to the reversion or reversions, remainder or remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim or demand whatsoever, of Grantor, either in law or equity of, in and to property described in (i) and (ii) above (collectively, the “Real Property”), subject to those exceptions set forth on Exhibit B attached hereto and made a part hereof.

TO HAVE AND TO HOLD the Real Property, subject to the aforesaid matters, unto Grantee and its successors and assigns forever.

And Grantor, for itself and its successors, does specially warrant to and with Grantee, and to its successors and assigns that it has not done or suffered to be done, anything whereby said Real Property is, or may be, in any manner encumbered or charged, except as herein recited; and that it WILL WARRANT AND FOREVER DEFEND, the Real Property against all persons lawfully claiming, or to claim the same, by, through or under Grantor, subject only to those exceptions set forth on Exhibit B attached hereto and made a part hereof.

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Todd A. Mikles
Todd A. Mikles, President

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

State of California	}
County of Orange

On October 16, 2012 before me, S. McLean, a Notary Public, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ S. McLean

(Seal)

Document Name: Special Warranty Deed

Date of Document: October 16, 2012

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

GREIT CONGRESS CENTER, LLC, a Delaware limited liability company

By:	GREIT CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	GREIT Liquidating Trust, a Maryland trust, its sole member

		By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Trustee

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF CALIFORNIA             )

                                                          ) ss.

COUNTY OF ORANGE                 )

On Oct 17, 2012, before me, S. Mclean, a Notary Public in and for said County and State, personally appeared Gary T. Wescombe, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. Mclean
Notary Public

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 1, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 1, LLC, a Delaware limited liability company, its sole member

	By:	Edge Hill Realty, LLC, a New York limited liability company, its sole member

		By:	/s/ Edward Henkin
Edward Henkin, its Manager

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF Florida

COUNTY OF MIAMI-DADE

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that EDWARD HENKIN, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such an investor of NNN Congress Center a DE LLC, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12 day of October, 2012.

/s/ Melinda JP Robbin
Notary Public

My Commission Expires:

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 2, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 2, LLC, a Delaware limited liability company, its sole member

	By:	Anderson Acres Company, LLC, a Louisiana limited liability company, its sole member

		By:	/s/ Mark M. Anderson
Mark M. Anderson, its Manager

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS

COUNTY OF Cook

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that E. Ratcliffe Anderson, Jr. MD personally known to me to be the same person whose name is subscribed to the foregoing instrument as such an investor of NNN Congress Center, a DE LLC, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12 day of October, 2012.

/s/ Bryan Fitzsimmons
Notary Public
My Commission Expires: 02/17/14

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 3, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 3, LLC, a Delaware limited liability company, its sole member

	By:	JonMar Partnership, an Illinois Partnership, its sole member

		By:	/s/ George Vrakas
George Vrakas, its General Partner

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS

COUNTY OF Will

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that George Vrakas, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such             of             , a             , appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 13th day of October, 2012.

/s/ JORJA SHERIDAN
Notary Public

My Commission Expires:

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 4, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 4, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Katherine Looper, Trustee
Katherine Looper, as Trustee of The Looper Family Nominee Trust dated 1/23/03, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS

COUNTY OF

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Kathy Looper, personally known, to me to be the same person whose name is subscribed to the foregoing instrument as such investor of Congress Center, a Delaware LLC, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this          day of         , 2012.

/s/ Raymond F Vital
Notary Public See attached California acknowledgement

My Commission Expires:

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 5, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 5, LLC, a Delaware limited liability company, its sole member

	By:	American Recovery Property OP, LP, a Delaware limited partnership, its sole member

		By:	The American Recovery Property Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd Mikles
Todd Mikles, its President

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

State of California	}
County of Orange

On October 16, 2012 before me, S. McLean, a Notary Public, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(~~ies~~), and that by his signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ S. McLean

(Seal)

Document Name: Special Warranty Deed

Date of Document: October 16, 2012

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 6, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 6, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Pat McRoberts
Pat McRoberts, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF California

COUNTY OF Santa Clara

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Pat McRoberts, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such an investor of NNN Congress a Center 6 DE LLC, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12th day of October, 2012.

/s/ Annie Tyler
Notary Pubiic

My Commission Expires:

November 2, 2012

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 7, LLC, a Delaware limited liability company

By:		NNN CONGRESS CENTER MEMBER 7, LLC, a Delaware limited liability company, its sole member

	By:	Chicago/Houston Partners, LLC, a California limited liability company, its sole member

		By:	/s/ Mark Van Mourick
Mark Van Mourick, its Manager

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

CERTIFICATE OF ACKNOWLEDGMENT

State of California                     )

County of Orange                     )

On October 12, 2012 before me, Shannon Patton, notary public, personally appeared Mark Van Mourick
Date (here insert name and title of the officer) Name(s) of Signer(s)

who proved to me on the basis of satisfactory evidence to be the person whose name are subscribed to the within instrument and acknowledged to me that she/they executed the same in her/their authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Shannon Patton	Place Notary Seal Above
Signature of Notary Public

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 8, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 8, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ronald E. Rosden
Ronald E. Rosden, as Trustee for the Ronald E. Rosden Living Trust, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Ronald E. Rusaen, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such

of                     , a                     , appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12th day of OCTOBER, 2012.

/s/ James Appenrodt
Notary Public

My Commission Expires: 1-7-14

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 10, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 10, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John A. Fils
John A. Fils, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF IOWA

COUNTY OF Adair

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that John A. Fils, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such John A. Fils of Union Co. Creston, Iowa a Grantor, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12th day of October, 2012.

/s/ Kimberly S. Behnken
Notary Public

My Commission Expires:

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 11, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 11, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John E. Mathwig
John E. Mathwig, as Trustee for the VJM Trust, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

CALIFORNIA ALL-PURPOSE

CERTIFICATE OF ACKNOWLEDGMENT

State of California

County of Sonoma

On 10.12.12	before me,	Karen Curran Notary Public
(Here insert name and title of the officer)

personally appeared John E. Mathwig

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Karen Curran	(Notary Seal)
Signature of Notary Public

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

Special Warranty
(Title or description of attached document)

Deed.
(Title or description of attached document continued)

Number of Pages Document Date
(Additional information)

CAPACITY CLAIMED BY THE SIGNER
☐	Individual (s)
☐	Corporate Officer

(Title)
☐	Partner(s)
☐	Attorney-in-Fact
☒	Trustee(s)
☐	Other

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgment completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgment form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside of California. In such instances, any alternative acknowledgment verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•	State and County information must be the Stale and County where the document signer(s) personally appeared before the notary public for acknowledgment

•	Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•	The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•	Print the name(s) of document signer(s) who personally appear at the time of notarization.

•	Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. she/is) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•	The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•	Signature of the notary public must match the signature on file with the office of the county clerk.

•	Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

•	Indicate title or type of attached document, number of pages and date.

•	Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•	Securely attach this document to the signed document

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 12, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 12, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Lowell K. Etzel
Lowell K. Etzel, as Trustee for the Lowell &
Vannee Etzel Trust, its sole member

	By:	/s/ Vannee Etzel
Vannee Etzel, as Trustee for the Lowell &
Vannee Etzel Trust, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

California All-Purpose

Certificate of Acknowledgement

State of California

County of ContraCosta

On 10/15/2012, before me, Shannon Marie Castro- Notary Public, personally appeared

Lowell K. Etzel and Vannee Etzel who proved to me on the basis satisfactory evidence to be the person(s) whose name is are subscribed to the within instrument and acknowledged to me that they executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and seal.

/s/ SHANNON MARIE CASTRO	(seal)

Additional Optional Information

Although law does not require the information in this section, it could prevent fraudulent removal and reattachment of this acknowledgement to an unauthorized document and may prove useful to persons relying on the attached document.

DESCRIPTION OF THE ATTACHED DOCUMENT

Special Warranty Deed

(Title or description of attached document)

Number of pages 5 Document date 10/15/2012

CAPACITY CLAIMED BY SIGNER

Individual

•	Corporate Officer

•	Partner(s)

•	Attorney-In-Fact

•	Trustee(s)

•	Other

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 13, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 13, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Thomas F. Scheidt
Thomas F. Scheidt, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS

COUNTY OF Cook

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Thomas F. Scheidt, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Lisa N Kane of Illinois, a Notary Public, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11 day of October, 2012.

/s/ Lisa N Kane
Notary Public Lisa N Kane

My Commission Expires: 9-14-15

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 14, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 14, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ellen B. Friedman
Ellen B. Friedman, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS

COUNTY OF Cook

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Ellen B. Friedman, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Warranty Deed—LISA N Kane of Illinois, a Notary Public, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 11 day of October, 2012.

/s/ Lisa N Kane
Notary Public Lisa N Kane

My Commission Expires: 9-14-15

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 15, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 15, LLC, a Delaware limited Liability company, its sole member

	By:	/s/ Stanley Cohen
Stanley Cohen, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS, Pennsylvania

COUNTY OF Allegheny

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Stanley Cohen, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Colleen Kelly Cook of Pennsylvania, a Notary Public, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12 day of October, 2012.

/s/ Colleen Kelly Cook
Notary Public

My Commission Expires:

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 16, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 16, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Paul L. Cohen
Paul L. Cohen, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

STATE OF ILLINOIS, Pennsylvania

COUNTY OF Allegheny

I, the undersigned, a Notary Public, in and for said County, in the State aforesaid, do hereby certify that Paul L. Cohen, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Colleen Kelly Cook of Pennsylvania, a Notary Public, appeared before me and acknowledged that he signed and delivered the said instrument as his or her own free and voluntary act and as the free and voluntary act of said limited liability company, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this 12 day of October, 2012.

/s/ Colleen Kelly Cook
Notary Public

My Commission Expires: 12/11/17

IN WITNESS WHEREOF, Grantor executed this Special Warranty Deed the day and year first above written.

NNN CONGRESS CENTER 17, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 17, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dickson Shafer
Dickson Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

	By:	Deceased
Lois M. Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

Send all subsequent tax bills to:

NW Congress Center Owner LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

CALIFORNIA ALL-PURPOSE

CERTIFICATE OF ACKNOWLEDGMENT

State of California

County of Orange

On October 12, 2012 before me, Mona E. Krocka, a notary Public

                                                 (Here insert name and title of the officer)

personally appeared Dickson Shafer

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.	(Notary Seal)
/s/ Mona E. Krocka
Signature of Notary Public

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT

(Title or description of attached document)

(Title or description of attached document continued)

Number of Pages              Document Date

(Additional information)

CAPACITY CLAIMED BY THE SIGNER

☐	Individual (s)

☐	Corporate Officer

(Title)

☐	Partner(s)

☐	Attorney-in-Fact

☐	Trustee(s)

☐	Other

INSTRUCTIONS FOR COMPLETING THIS FORM

Any acknowledgment completed in California must contain verbiage exactly as appears above in the notary section or a separate acknowledgment form must be properly completed and attached to that document. The only exception is if a document is to be recorded outside of California. In such instances, any alternative acknowledgment verbiage as may be printed on such a document so long as the verbiage does not require the notary to do something that is illegal for a notary in California (i.e. certifying the authorized capacity of the signer). Please check the document carefully for proper notarial wording and attach this form if required.

•	State and County information must be the State and County where the document signer(s) personally appeared before the notary public for acknowledgment.

•	Date of notarization must be the date that the signer(s) personally appeared which must also be the same date the acknowledgment is completed.

•	The notary public must print his or her name as it appears within his or her commission followed by a comma and then your title (notary public).

•	Print the name(s) of document signer(s) who personally appear at the time of notarization.

•

Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. she is) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

•

The notary seal impression must be clear and photographically reproducible. Impression must not cover text or lines. If seal impression smudges, re-seal if a sufficient area permits, otherwise complete a different acknowledgment form.

•	Signature of the notary public must match the signature on file with the office of the county clerk.

•	Additional information is not required but could help to ensure this acknowledgment is not misused or attached to a different document.

•	Indicate title or type of attached document, number of pages and date.

•	Indicate the capacity claimed by the signer. If the claimed capacity is a corporate officer, indicate the title (i.e. CEO, CFO, Secretary).

•	Securely attach this document to the signed document

2008 Version CAPA v12.10.07 800-873-9865 www.NotaryClasses.com

Grantor Exhibit (to Special Warranty Deed)

Tenant in Common	Percentage Interest
NNN Congress Center, LLC, a Delaware limited liability company	28.879%

GREIT—Congress Center, LLC, a Delaware limited liability company	30.000%

NNN Congress Center 1, LLC, a Delaware limited liability company	4.500%

NNN Congress Center 2, LLC, a Delaware limited liability company	3.625%

NNN Congress Center 3, LLC, a Delaware limited liability company	1.375%

NNN Congress Center 4, LLC, a Delaware limited liability company	2.125%

NNN Congress Center 5, LLC, a Delaware limited liability company	1.625%

NNN Congress Center 6, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 7, LLC, a Delaware limited liability company	5.125%

NNN Congress Center 8, LLC, a Delaware limited liability company	1.875%

NNN Congress Center 10, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 11, LLC, a Delaware limited liability company	4.000%

NNN Congress Center 12, LLC, a Delaware limited liability company	1.750%

NNN Congress Center 13, LLC, a Delaware limited liability company; NNN Congress Center 14, LLC, a Delaware limited liability company	2.750%

NNN Congress Center 15, LLC, a Delaware limited liability company	1.693%

NNN Congress Center 16, LLC, a Delaware limited liability company	1.693%

NNN Congress Center 17, LLC, a Delaware limited liability company	5.485%

TOTAL:	100.00%

Exhibit A (to Special Warranty Deed)

Description of Land

Parcel 1:

Lots 1 through 12 inclusive (except the East 56 feet of said Lots 1 through 12) and the North 9.4 feet of the West 94.89 feet of Lot 13, Lot 24 (except the South 9.4 feet thereof) and all of Lots 25 to 40 inclusive in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/2 of the vacated alley lying West of and adjacent to Lot 39, Lots 4 through 12 inclusive and the North 9.4 feet of the West 94.89 feet of Lot 13 all in Mosley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 3:

The West 1/2 of the vacated alley lying East of and adjacent to Lot 24 (except the South 9.4 feet thereof), Lots 25 through 33 inclusive and Lot 38 all in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Save and except the following from Parcels 1, 2 and 3:

The West 113.00 feet (measured perpendicularly) of the following described property, all taken as one tract: Lot 24, except the South 9.40 feet, and all of Lots 25 through 37, both inclusive, in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago, a subdivision in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Note: For informational purposes only, the land is known as:

525 W Van Buren

Chicago, IL

PIN: 17-16-129-087-0000 Vol. 591

Common Address:

525 W Van Buren St.

Chicago, Illinois 60607

Exhibit B (to Special Warranty Deed)

Permitted Exceptions

1.	General real estate taxes for the year 2012 and subsequent years. The first installment of the 2011 taxes in the amount of $1,794,378.22 is paid. The final installment of the 2011 taxes in the amount of $1,854,104.49 is paid. The 2012 taxes are not yet ascertainable or payable.

Permanent Index Number: 17-16-129-087-0000 Vol. 591

2.	The land lies within the boundaries of a Special Service Area as disclosed by Ordinance recorded February 19, 1991 as document 91075841, and may be subject to additional taxes under the terms of said ordinance and subsequent related ordinances.

3.	Mortgage and Security Agreement dated September 3, 2004 and recorded September 9, 2004 as document 0425341117, made by NNN Congress Center, LLC, NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC, NNN Congress Center 15, LLC, NNN Congress Center 16, LLC, NNN Congress Center 17, LLC, and GREIT—Congress Center, LLC, to Principal Commercial Funding, LLC, as initial holder of Note A and Note B, and Principal Life Insurance Company, as initial holder of Note C, to secure an indebtedness in the amount of $97,500,000.00, and the terms and conditions thereof.

Assignment of Mortgage and Security Agreement dated November 14, 2004 and recorded December 6, 2004 as document 0434144030 made by Principal Commercial Funding, LLC to LaSalle Bank National Association, as trustee, for the Holders of Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents dated June 1, 2012 and recorded June 7, 2012 as document 1215918094 made by Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16 to U.S. Bank National Association, as successor trustee to Bank of America, National Association, as trustee, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents dated June 13, 2012 and recorded June 15, 2012 as document 1216739072 made by Principal Life Insurance Company to U.S. Bank National Association, as successor trustee to Bank of America, National Association, as trustee, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

4.	Assignment of Leases and Rents dated September 3, 2004 and recorded September 9, 2004 as document 0425341118 made by NNN Congress Center, LLC, NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC, NNN Congress Center 15, LLC, NNN Congress Center 16, LLC, NNN Congress Center 17, LLC, and GREIT Congress Center, LLC to Principal Commercial Funding, LLC, as initial holder of Note A and Note B, and Principal Life Insurance Company, as initial holder of Note C.

Assignment of Mortgage and Security Agreement dated November 14, 2004 and recorded December 6, 2004 as document 0434144030 made by Principal Commercial Funding, LLC to LaSalle Bank National Association, as trustee, for the Holders of Bear Stearns Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents dated June 1, 2012 and recorded June 7, 2012 as document 1215918094 made by Bank of America, National Association, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16 to U.S. Bank National Association, as successor trustee to Bank of America, National Association, as trustee, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

Assignment of Mortgage and Security Agreement and Assignment of Assignment of Leases and Rents dated June 13, 2012 and recorded June 15, 2012 as document 1216739072 made by Principal Life Insurance Company to U.S. Bank National Association, as successor trustee to Bank of America, National Association, as trustee, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

5.	Assignment of Management Agreement and Subordination of Management Fees Agreement dated September 3, 2004 and recorded September 9, 2004 as document 0425341119 made by and among NNN Congress Center, LLC, NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC, NNN Congress Center 15, LLC, NNN Congress Center 16, LLC, NNN Congress Center 17, LLC, and
GREIT—Congress Center, LLC, each a Delaware limited liability company; Principal Commercial Funding, LLC, a Delaware limited liability company, as initial holder of Note A and Note B, and Principal Life Insurance Company, an Iowa corporation, as initial holder of Note C; and Triple Net Properties Realty, Inc., a California corporation, and the terms and provisions contained therein.

Assignment of Assignment of Management Agreement and Subordination of Management Fees Agreement dated September 5, 2012 and recorded September 10, 2012 as document 1225416064 made by and between Principal Commercial Funding, LLC, a Delaware limited liability company, and Principal Life Insurance Company, an Iowa corporation, and U.S. Bank National Association, as successor trustee to Bank of America, National Association, as trustee, as successor by merger to LaSalle Bank National Association, as trustee, for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-TOP16.

6.	Rights of tenants in possession, as tenants only, under existing unrecorded leases, and rights of all parties claiming thereunder, as shown on the certified rent roll, provided to Grantee, none of which leases contain any rights of first refusal or first offer or options to purchase the Land.

7.	Survey made by Central Survey Company, Inc. dated August 25, 2004 as Order no. 525C discloses the following:

a.	metal canopy over the north line by an undisclosed amount

EXHIBIT C

FORM TERMINATION OF TENANT IN COMMON AGREEMENT

RECORDING REQUESTED BY AND WHEN

RECORDED MAIL TO:

ARPT Congress Center, LLC

750 B Street, Suite 3300

San Diego, California 92101

Attn: Todd A. Mikles

                Above Space for Recorder’s Use

TERMINATION OF TENANT IN COMMON AGREEMENT

This TERMINATION OF TENANT IN COMMON AGREEMENT (“Termination”) is dated as of October 19, 2012, by and among the parties identified on Exhibit “A” attached hereto and incorporated herein (referred to individually as a “Tenant in Common” and collectively as the “Tenants in Common”).

RECITALS

A. The Tenants in Common own undivided interests in the percentages set forth in Exhibit “A” in that certain real property described on Exhibit “B” attached hereto and incorporated herein and all improvements located thereon (collectively, the “Project”).

B. The Tenants in Common are party to that certain Tenants in Common Agreement recorded [            ] as Instrument No. [            ] at the Cook County Recorder of Deeds’ Office in Chicago, Illinois, as assigned and assumed (the “TIC Agreement”).

C. The parties hereto desire to terminate the TIC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Termination and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

Termination of Agreements. The TIC Agreement is hereby terminated effective as of the date set forth above.

General Provisions.

Governing Law. This Termination shall be governed by and construed under the internal laws of the State of Illinois without regard to choice of law rules.

Counterparts. This Termination may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the                  day of October, 2012.

TENANT IN COMMON:

NNN Congress Center, LLC, a Delaware limited liability company

By:

STATE OF         )

                            ) ss.

COUNTY OF     )

On                     , 2012, before me,                     , a Notary Public in and for said County and State, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the              day of                     , 2012.

TENANT IN COMMON:

NNN Congress Center [ ], LLC, a Delaware limited liability company

By:

STATE OF         )

                             ) ss.

COUNTY OF     )

On                 , 2012, before me,                             , a Notary Public in and for said County and State, personally appeared                     , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of                              that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

EXHIBIT D

TERMINATION OF AMENDED AND RESTATED TENANT IN COMMON AGREEMENT

RECORDING REQUESTED BY AND WHEN

RECORDED MAIL TO:

NW Congress Center Manager LLC

c/o Northwood Investors LLC

575 Fifth Avenue, 23rd Floor

New York, NY 10017

Attention: Shiva Viswanathan

            Above Space for Recorder’s Use

TERMINATION OF AMENDED AND RESTATED TENANT IN COMMON AGREEMENT

This TERMINATION OF AMENDED AND RESTATED TENANT IN COMMON AGREEMENT (“Termination”) is dated as of October 19, 2012, by and among the parties identified on Exhibit “A” attached hereto and incorporated herein (referred to individually as a “Tenant in Common” and collectively as the “Tenants in Common”).

RECITALS

A. The Tenants in Common own undivided interests in the percentages set forth in Exhibit “A” in that certain real property described on Exhibit “B” attached hereto and incorporated herein and all improvements located thereon (collectively, the “Project”).

B. The Tenants in Common are party to that certain Tenants in Common Agreement recorded September 9, 2004 as Instrument No. 0425341120 at the Cook County Recorder of Deeds’ Office in Chicago, Illinois, as assigned and assumed (the “TIC Agreement”).

C. The parties hereto desire to terminate the TIC Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Termination and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. Termination of Agreements. The TIC Agreement is hereby terminated effective as of the date set forth above.

2. General Provisions.

2.1 Governing Law. This Termination shall be governed by and construed under the internal laws of the State of Illinois without regard to choice of law rules.

2.2 Counterparts. This Termination may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 16 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Todd A. Mikles
Todd A. Mikles, President

STATE OF California        )

                                             ) ss.

COUNTY OF Orange        )

On Oct 16, 2012, before me, S. McLean, a Notary Public in and for said County and State, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. McLean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the                     day of                     , 2012.

TENANT IN COMMON:

GREIT CONGRESS CENTER, LLC, a Delaware limited liability company

By:	GREIT CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	GREIT Liquidating Trust, a Maryland trust, its sole member

		By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Trustee

STATE OF CALIFORNIA         )

                                                      ) ss.

COUNTY OF ORANGE            )

On Oct 17, 2012, before me, S. McLean, a Notary Public in and for said County and State, personally appeared Gary T. Wescombe, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. Mclean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 1, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 1, LLC, a Delaware limited liability company, its sole member

	By:	Edge Hill Realty, LLC, a New York limited liability company, its sole member

		By:	/s/ Edward Henkin
Edward Henkin, its Manager

STATE OF FL                            )

                                                     ) ss.

COUNTY OF MIAMI DADE   )

On October 12, 2012, before me, MELINDA ROBBIN, a Notary Public in and for said County and State, personally appeared Edward Henkin, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of FL that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Melinda JP Robbin
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of OCTOBER, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 2, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 2, LLC, a Delaware limited liability company, its sole member

	By:	Anderson Acres Company, LLC, a Louisiana limited liability company, its sole member

		By:	/s/ Mark M. Anderson
for Mark M. Anderson, its Manager

STATE OF Illinois         )

                                         ) ss.

COUNTY OF Cook       )

On October 12, 2012, before me, Bryan Fitzsimmons, a Notary Public in and for said County and State, personally appeared E. Ratcliffe Anderson, Jr. MD, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Bryan Fitzsimmons
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the                 day of             , 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 3, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 3, LLC, a Delaware limited liability company, its sole member

	By:	JonMat Partnership, an Illinois Partnership, its sole member

		By:	/s/ George Vrakas
George Vrakas, its General Partner

STATE OF Illinois        )

                                        ) ss.

COUNTY OF Will        )

On Oct 13th, 2012, before me, Jorja Sheridan, a Notary Public in and for said County and State, personally appeared George Vrakas, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of ILLINOIS that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Jorja Sheridan
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 15 day of Oct., 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 4, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 4, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Katherine Looper, Trustee
Katherine Looper, as Trustee of The Looper Family Nominee Trust dated 1/23/03, its sole member

STATE OF CALIFORNIA                   )

                                                                ) ss.

COUNTY OF SAN FRANCISCO        )

On 15 OCTOBER, 2012, before me, RAYMOND J. VITALE, a Notaty Public in and for said County and State, personally appeared KATHARINE ANNSOFOS LOOPER, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CALIFORNIA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Raymond J. Vitale
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 16 day of Oct, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 5, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 5, LLC, a Delaware limited liability company, its sole member

	By:	American Recovery Property OP, LP, a Delaware limited partnership, its sole member

		By:	The American Recovery Property Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd Mikles
Todd Mikles, its President

STATE OF California          )

                                               ) ss.

COUNTY OF Orange          )

On Oct 16, 2012, before me, S. Mclean, a Notary Public in and for said County and State, personally appeared Todd Mikles, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ S. Mclean
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 6, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 6, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Pat McRoberts
Pat McRoberts, its sole member

STATE OF California           )

                                                ) ss.

COUNTY OF Santa Clara    )

On October 12, 2012, before me, Annie Tyler, a Notary Public in and for said County and State, personally appeared Pat McRoberts, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Annie Tyler
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of OCTOBER, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 7, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 7, LLC, a Delaware limited liability company, its sole member

	By:	Chicago/Houston Partners, LLC, a California limited liability company, its sole member

		By:	/s/ Mark Van Mourick
Mark Van Mourick, its Manager

STATE OF California                )

                                                     ) ss.

COUNTY OF Orange                 )

On October 12, 2012, before me, Shannon Patton, a Notary Public in and for said County and State, personally appeared Mark Van Mourick, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity, and that by his/her/their signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Shannon Patton Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 8, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 8, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ronald E. Rosden
Ronald E. Rosden, as Trustee for the Ronald E. Rosden Living Trust, its sole member

STATE OF CALIFORNIA                            )

                                                                         ) ss.

COUNTY OF SAN FRANCISCO                 )

On 10-12, 2012, before me, JAMES APPENRODT, a Notary Public in and for said County and State, personally appeared Ronald E. Rosden, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CALIFORNIA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ James Appenrodt Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 10, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 10, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John A. Fils
John A. Fils, its sole member

STATE OF Iowa             )

                                          ) ss.

COUNTY OF Adair        )

On October 12th, 2012, before me, Kimberly S. Behnken, a Notary Public in and for said County and State, personally appeared John A. Fils, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Iowa that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Kimberly S. Behnken Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 11, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 11, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John E. Mathwig
John E. Mathwig, as Trustee for the VJM Trust, its sole member

STATE OF California              )

                                                   ) ss.

COUNTY OF Sonoma             )

On 10-12, 2012, before me, Karen Curran, a Notary Public in and for said County and State, personally appeared John E. Mathwig, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Karen Curran Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 15th day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 12, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 12, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Lowell K. Etzel
Lowell K. Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

		By:	/s/ Vannee Etzel
Vannee Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

STATE OF CA                         )

                                                   ) ss.

COUNTY OF Contra Costa     )

On October 15, 2012, before me, Shannon Marie Castro, a Notary Public in and for said County and State, personally appeared Lowell K. Etzel and Vannee Etzel, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) are subscribed to the within instrument and acknowledge to me that they executed the same in their authorized capacity(ies) and that by their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of CA that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Shannon Marie Castro Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 11 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 13, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 13,
LLC, a Delaware limited liability company, its sole member

	By:	/s/ Thomas F. Scheidt
Thomas F. Scheidt, its sole member

STATE OF Illinois	)
) ss.
COUNTY OF Look	)

On October 11, 2012, before me, LISA N KANE, a Notary Public in and for said County and State, personally appeared Thomas F Scheidt, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Lisa N Kane
Notary Public Lisa N Kane

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 11 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 14, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 14, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ellen B. Friedman
Ellen B. Friedman, its sole member

STATE OF Illinois	)
) ss.
COUNTY OF Cook	)

On October 11, 2012, before me, Lisa N Kane, Notary Public in and for said County and State, personally appeared Ellen B. Friedman, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Illinois that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Lisa N Kane
Notary Public Lisa N Kane

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 15, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 15, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Stanley Cohen
Stanley Cohen, its sole member

STATE OF Pennsylvania	)
) ss.
COUNTY OF Allegheny	)

On October 12, 2012, before me, Colleen Kelly Cook, a Notary Public in and for said County and State, personally appeared Stanley Cohen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Pennsylvania that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Colleen Kelly Cook
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 16, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 16, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Paul L. Cohen
Paul L. Cohen, its sole member

STATE OF Pennsylvania    )

                                              ) ss.

COUNTY OF Allegheny     )

On October 12, 2012, before me, Colleen Kelly Cook, a Notary Public in and for said County and State, personally appeared Paul L. Cohen, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledge to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State of Pennsylvania that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Colleen Kelly Cook
Notary Public

IN WITNESS WHEREOF, the parties have executed this Termination as of the date set forth above.

Dated as of the 12 day of October, 2012.

TENANT IN COMMON:

NNN CONGRESS CENTER 17, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 17, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dickson Shafer
Dickson Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

	By:	/s/ Deceased
Lois M. Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

STATE OF California       )

                                            ) ss.

COUNTY OF Orange       )

On October 12, 2012, before me, Mona E. Krocka, a Notary Public in and for said County and State, personally appeared Dickson Shafer, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledge to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY of PERJURY under the laws of the State California of that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Mona E. Krocka
Notary Public

EXHIBITS

Exhibit “A”	Tenants in Common

Exhibit “B”	Description of the Project

EXHIBIT “A”

TENANTS IN COMMON

Tenant in Common	Percentage Interest
NNN Congress Center, LLC, a Delaware limited liability company	28.879%
GREIT—Congress Center, LLC, a Delaware limited liability company	30.000%
NNN Congress Center 1, LLC, a Delaware limited liability company	4.500%
NNN Congress Center 2, LLC, a Delaware limited liability company	3.625%
NNN Congress Center 3, LLC, a Delaware limited liability company	1.375%
NNN Congress Center 4, LLC, a Delaware limited liability company	2.125%
NNN Congress Center 5, LLC, a Delaware limited liability company	1.625%
NNN Congress Center 6, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 7, LLC, a Delaware limited liability company	5.125%
NNN Congress Center 8, LLC, a Delaware limited liability company	1.875%
NNN Congress Center 10, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 11, LLC, a Delaware limited liability company	4.000%
NNN Congress Center 12, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 13, LLC, a Delaware limited liability company; NNN Congress Center 14, LLC, a Delaware limited liability company	2.750%
NNN Congress Center 15, LLC, a Delaware limited liability company	1.693%
NNN Congress Center 16, LLC, a Delaware limited liability company	1.693%
NNN Congress Center 17, LLC, a Delaware limited liability company	5.485%
TOTAL:	100.00%

Exhibit A

EXHIBIT “B”

DESCRIPTION OF THE PROJECT

Parcel 1:

Lots 1 through 12 inclusive (except the East 56 feet of said Lots 1 through 12) and the North 9.4 feet of the West 94.89 feet of Lot 13, Lot 24 (except the South 9.4 feet thereof) and all of Lots 25 to 40 inclusive in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/2 of the vacated alley lying West of and adjacent to Lot 39, Lots 4 through 12 inclusive and the North 9.4 feet of the West 94.89 feet of Lot 13 all in Mosley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 3:

The West 1/2 of the vacated alley lying East of and adjacent to Lot 24 (except the South 9.4 feet thereof), Lots 25 through 33 inclusive and Lot 38 all in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Save and except the following from Parcels 1, 2 and 3:

The West 113.00 feet (measured perpendicularly) of the following described property, all taken as one tract: Lot 24, except the South 9.40, and all of Lots 25 through 37, both inclusive, in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago, a subdivision in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Note: For informational purposes only, the land is known as:

525 W Van Buren St.

Chicago, IL 60607

PIN: 17-16-129-087-0000 Vol. 591

Exhibit B

EXHIBIT E

BILL OF SALE AND GENERAL ASSIGNMENT

BILL OF SALE AND GENERAL ASSIGNMENT

This BILL OF SALE AND GENERAL ASSIGNMENT (“Assignment”) is entered into as of October 19, 2012 (the “Effective Date”), by and between the parties identified on Schedule “1” attached hereto and incorporated herein (referred to individually as a “Tenant in Common” and collectively as “Assignor”), and NW Congress Center Owner, LLC, a Delaware limited liability company (“Assignee”), with reference to the facts set forth below.

RECITALS

A. Assignor is the owner of that certain real property described on Schedule “2” attached hereto and incorporated herein and all improvements located thereon (collectively, the “Project”).

B. Each Tenant in Common has agreed to transfer to Assignee all of such Tenant in Common’s undivided interest, in the percentage listed on Schedule “1,” in and to the Project.

C. Concurrent with the conveyance of all of Assignor’s interest in the Project to Assignee, Assignor is assigning to Assignee all of Assignor’s interest in the Personal Property, Intangible Property, Leases and Property Contracts (each as defined below).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee, intending to be legally bound hereby, agree as follows:

1. Assignment. Assignor hereby sells, assigns, transfers, conveys and delivers to Assignee, absolutely and not as security, all of its present and future right, title and interest in and to the following, as of the date Assignor transfers the Project to Assignee:

1.1 Furniture, fixtures, heating, ventilating and air conditioning equipment, trade fixtures, office equipment, supplies, tools and maintenance equipment, shades and blinds, carpeting, sculptures, art work and all other tangible personal property of every nature and description and all replacements thereof now owned by Assignor and located in or on the Project (the “Personal Property”);

1.2 All of Assignor’s assignable right, title and interest in all intangible assets of any nature relating to the Project or the Personal Property, including, without limitation, all of Assignor’s right, title, and interest in all (i) warranties and guaranties relating to the Project or Personal Property, (ii) all use, occupancy, building and operating licenses, permits, approvals and development rights, (iii) any trade name or names used or utilized in connection with the Project, including, without limitation, any trade names and (iv) all plans and specifications related to the Project, in each case to the extent that Assignor may legally transfer the same (the “Intangible Property”);

1.3 All of Assignor’s right in all leases, licenses and related agreements for any portion of the Project described on Schedule “3” attached hereto and incorporated herein (the “Leases”), including Assignor’s rights to any security deposits held by Assignee (the “Deposits”) pursuant to the Leases; and

1.4 All of Assignor’s rights in the service contracts affecting the Project described on Schedule “4” attached hereto and incorporated herein (the “Property Contracts”).

2. Acceptance and Indemnity. Assignee hereby assumes the Personal Property, Intangible Property, Leases and Property Contracts, and shall indemnify Assignor from all liability and claims under the Personal Property, Intangible Property, Leases and Property Contracts based on any act, event, or omission occurring on or after the date of this Assignment. Assignor shall indemnify Assignee from all liability and claims under the Personal Property, Intangible Property, Leases and Property Contracts based on any act, event, or omission occurring prior to the date of this Assignment.

1

3. Successors and Assigns. The provisions of this Assignment shall bind and benefit the legal representatives, successors and assigns of Assignor and Assignee.

4. Severability. The invalidity or unenforceability of any one or more provisions of this Assignment will not affect the validity or enforceability of any other provision.

5. Non Waiver. No provision of this Assignment can be waived or modified, nor can any party be released from its obligations hereunder, except by writing executed by Assignor.

6. Attorneys’ Fees. In the event any action shall be instituted between Assignor and Assignee in connection with this Assignment, the party prevailing in such action shall be entitled to recover from the other party all of its costs of action, including, without limitation, attorneys’ fees and costs as fixed by the court therein.

7. Counterparts. This Assignment may be executed in counterparts, each of which, when taken together, shall constitute fully executed originals.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

[SIGNATURES ON FOLLOWING PAGES]

2

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NW CONGRESS CENTER OWNER, LLC

NW Congress Center Owner, LLC, a Delaware limited liability company

By:	NW Congress Center LLC, its sole member

	By:	NW Congress Center Manager LLC, its managing member

		By:	/s/ Todd Mikles
		Name:	Todd Mikles
		Title:	CEO

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER, LLC

NNN CONGRESS CENTER, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	Triple Net Properties, LLC, a Virginia limited liability company, its Manager

		By:	/s/ Todd A. Mikles
Todd A. Mikles, President

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT

FOR GREIT CONGRESS CENTER, LLC

GREIT CONGRESS CENTER, LLC, a Delaware limited liability company

By:	GREIT CONGRESS CENTER MEMBER, LLC, a Delaware limited liability company, its sole member

	By:	GREIT Liquidating Trust, a Maryland trust, its sole member

		By:	/s/ Gary T. Wescombe
Gary T. Wescombe, Trustee

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 1, LLC

NNN CONGRESS CENTER 1, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 1, LLC, a Delaware limited liability company, its sole member

	By:	Edge Hill Realty, LLC, a New York limited liability company, its sole member

		By:	/s/ Edward Henkin
Edward Henkin, its Manager

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 2, LLC

NNN CONGRESS CENTER 2, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 2, LLC, a Delaware limited liability company, its sole member

	By:	Anderson Acres Company, LLC, a Louisiana limited liability company, its sole member

		By:	/s/ Mark M. Anderson
for Mark M. Anderson, its Manager

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 3, LLC

NNN CONGRESS CENTER 3, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 3, LLC, a Delaware limited liability company, its sole member

	By:	JonMar Partnership, an Illinois Partnership, its sole member

		By:	/s/ George Vrakas
George Vrakas, its General Partner

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 4, LLC

NNN CONGRESS CENTER 4, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 4, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Katherine Looper
Katherine Looper, as Trustee of The Looper Family Nominee Trust dated 1/23/03, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 5, LLC

NNN CONGRESS CENTER 5, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 5, LLC, a Delaware limited liability company, its sole member

	By:	American Recovery Property OP, LP, a Delaware limited partnership, its sole member

		By:	The American Recovery Property Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Todd Mikles
Todd Mikles, its President

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 6, LLC

NNN CONGRESS CENTER 6, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 6, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Pat McRoberts
Pat McRoberts, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 7, LLC

NNN CONGRESS CENTER 7, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 7, LLC, a Delaware limited liability company, its sole member

	By:	Chicago/Houston Partners, LLC, a California limited liability company, its sole member

		By:	/s/ Mark Van Mourick
Mark Van Mourick, its Manager

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 8, LLC

NNN CONGRESS CENTER 8, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 8, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ronald E. Rosden
Ronald E. Rosden, as Trustee for the Ronald E. Rosden Living Trust, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 10, LLC

NNN CONGRESS CENTER 10, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 10, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John A. Fils
John A. Fils, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 11, LLC

NNN CONGRESS CENTER 11, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 11, LLC, a Delaware limited liability company, its sole member

	By:	/s/ John E. Mathwig
John E. Mathwig, as Trustee for the VJM Trust, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 12, LLC

NNN CONGRESS CENTER 12, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 12, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Lowell K. Etzel
Lowell K. Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

	By:	/s/ Vannee Etzel
Vannee Etzel, as Trustee for the Lowell & Vannee Etzel Trust, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 13, LLC

NNN CONGRESS CENTER 13, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 13, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Thomas F. Scheidt
Thomas F. Scheidt, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 14, LLC

NNN CONGRESS CENTER 14, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 14, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Ellen B. Friedman
Ellen B. Friedman, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 15, LLC

NNN CONGRESS CENTER 15, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 15, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Stanley Cohen
Stanley Cohen, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 16, LLC

NNN CONGRESS CENTER 16, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 16, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Paul L. Cohen
Paul L. Cohen, its sole member

SIGNATURE PAGE TO BILL OF SALE AND GENERAL ASSIGNMENT FOR

NNN CONGRESS CENTER 17, LLC

NNN CONGRESS CENTER 17, LLC, a Delaware limited liability company

By:	NNN CONGRESS CENTER MEMBER 17, LLC, a Delaware limited liability company, its sole member

	By:	/s/ Dickson Shafer
Dickson Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

	By:	/s/ Deceased
Lois M. Shafer, as Trustee for The Schafer Family Trust, dated January 4, 1983, its sole member

Schedule “1”

Tenants in Common

Tenant in Common	Percentage Interest
NNN Congress Center, LLC, a Delaware limited liability company	28.879%
GREIT— Congress Center, LLC, a Delaware limited liability company	30.000%
NNN Congress Center 1, LLC, a Delaware limited liability company	4.500%
NNN Congress Center 2, LLC, a Delaware limited liability company	3.625%
NNN Congress Center 3, LLC, a Delaware limited liability company	1.375%
NNN Congress Center 4, LLC, a Delaware limited liability company	2.125%
NNN Congress Center 5, LLC, a Delaware limited liability company	1.625%
NNN Congress Center 6, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 7, LLC, a Delaware limited liability company	5.125%
NNN Congress Center 8, LLC, a Delaware limited liability company	1.875%
NNN Congress Center 10, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 11, LLC, a Delaware limited liability company	4.000%
NNN Congress Center 12, LLC, a Delaware limited liability company	1.750%
NNN Congress Center 13, LLC, a Delaware limited liability company; NNN Congress Center 14, LLC, a Delaware limited liability company	2.750%
NNN Congress Center 15, LLC, a Delaware limited liability company	1.693%
NNN Congress Center 16, LLC, a Delaware limited liability company	1.693%
NNN Congress Center 17, LLC, a Delaware limited liability company	5.485%
TOTAL:	100.00%

Schedule “2”

Description of the Project

Legal Description

Parcel 1:

Lots 1 through 12 inclusive (except the East 56 feet of said Lots 1 through 12) and the North 9.4 feet of the West 94.89 feet of Lot 13, Lot 24 (except the South 9.4 feet thereof) and all of Lots 25 to 40 inclusive in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 2:

The East 1/2 of the vacated alley lying West of and adjacent to Lot 39, Lots 4 through 12 inclusive and the North 9.4 feet of the West 94.89 feet of Lot 13 all in Mosley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Parcel 3:

The West 1/2 of the vacated alley lying East of and adjacent to Lot 24 (except the South 9.4 feet thereof), Lots 25 through 33 inclusive and Lot 38 all in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Save and except the following from Parcels 1, 2 and 3:

The West 113.00 feet (measured perpendicularly) of the following described property, all taken as one tract: Lot 24, except the South 9.40, and all of Lots 25 through 37, both inclusive, in Moseley and McCord’s Subdivision of Block 53 in School Section addition to Chicago, a subdivision in Section 16, Township 39 North, Range 14 East of the Third Principal Meridian, in Cook County, Illinois.

Note: For informational purposes only, the land is known as:

525 W Van Buren St.

Chicago, IL 60607

Schedule “3”

List of Leases

•	License Agreement between NNN Congress Center, LLC, NNN Congress Center 1, LLC, NNN Congress Center 2, LLC, NNN Congress Center 3, LLC, NNN Congress Center 4, LLC, NNN Congress Center 5, LLC, NNN Congress Center 6, LLC, NNN Congress Center 7, LLC, NNN Congress Center 8, LLC, NNN Congress Center 10, LLC, NNN Congress Center 11, LLC, NNN Congress Center 12, LLC, NNN Congress Center 13, LLC, NNN Congress Center 14, LLC, NNN Congress Center 15, LLC, NNN Congress Center 16, LLC, NNN Congress Center 17, LLC and GREIT-Congress Center, LLC (collectively, “Landlord”) and Abovenet Communications dated 1/1/2011.

•	Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Akzo Nobel Inc., dated 4/24/2002, as amended by that certain First Amendment to Office Lease dated 7/25/2002, as further amended by that certain Second Amendment to Office Lease dated 2/2/2010 and as affected by that certain Work Agreement dated 4/24/2002.

•	Retail Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Parvez Dharni and Abdul Aziz Andani, jointly and severally, d/b/a Bakery Garden Café, dated 4/29/2005, as assigned to Bakery Garden Café Inc. pursuant to that certain Assignment, Acceptance, and Consent dated 8/17/2010, and guaranteed pursuant to that certain Guaranty by Parvez Dharni and Abdul Aziz Andani dated 8/17/2010, and as affected by that certain Work Agreement dated 4/29/2005.

•	Office Lease between Landlord and EMB America, LLC (“EMB”) dated 5/1/2007., as subleased pursuant to that certain Sublease Agreement between EMB and Local Offer Network Inc. (“LON”) dated as of 11/16/2011 and consented to pursuant to that certain Consent to Sublease between Landlord, EMB and LON and as affected by that certain Work Agreement dated 5/1/2007 and that certain 1st Amendment to Work Agreement dated 7/24/2007.

•	Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Institute of Food Technologists, dated 4/25/2001, as amended pursuant to that certain First Amendment to Office Lease dated 9/20/2001, and as affected by that certain Work Agreement dated 4/25/ 2001.

•	Office Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and North American Company for Life and Health Insurance, dated 8/24/2001, as amended by that certain First Amendment to Office Lease dated 1/29/2002, as further amended by that certain Second Amendment to Office Lease, dated 9/1/2010 and as affected by that certain Work Agreement dated 8/24/2001.

•	Storage License Agreement between Landlord and North American Company for Life and Health Insurance, dated 11/4/2010.

•	Office Lease between Landlord and RLI Insurance Company, dated 4/8/2003, and as amended by that certain First Amendment to Office Lease dated 11/01/2009.

•	Retail Lease between Landlord (as successor in interest to Congress Center, L.L.C.) and Tobmar Investments International, Inc. (“Tobmar”) dated 3/15/2002, as subleased pursuant to that certain Consent to Sublease between Landlord, Tobmar, Karim A. Barister and Dilshad Barister dated 11/30/2002, as further subleased pursuant to that certain Sublease between Tobmar and Sharadkumar Vallabh dated 11/25/2004 and consented pursuant to that certain Second Consent to Sublease 1/31/2005 between Landlord, Tobmar and Sharadkumar Vallabh, and as affected pursuant to that certain Work Agreement dated 3/15/2002.

•	Office Lease between Landlord and Travis-Pedersen & Associates, Inc. dated 10/20/2003.

•	License Agreement (Drop Box) between Landlord and United Parcel Service, Inc., dated 9/28/2010.

•	Lease No. GS-05B-18870 between Landlord and the United States of America General Services Administration (“GSA”) (Secret Service) dated as of 6/13/2012.

•	Lease No. GS 05B-17795 between Landlord and GSA (Internal Revenue Service), dated 5/26/2009, as amended by that certain Supplemental Agreement No. 1 dated 11/08/2010, as further amended by that certain Supplemental Agreement No. 2 dated 12/15/2010, and as further amended by that certain Supplemental Agreement 3 dated 10/11/12.

•	Lease No. GS-05B-18099 between Landlord and GSA (Department of Justice), which is undated, as amended by that certain Supplemental Lease Agreement No. 1 dated 1/20/2011, as further amended by that certain Supplemental Lease Agreement No. 2 dated 4/19/2012, and as further amended by that certain Supplemental Lease Agreement No. 3 dated 5/23/2012.

•	Lease No. GS-05B-16897 between Landlord and GSA (Bureau of Alcohol, Tobacco, Firearms, and Explosives) dated 4/16/2002, as amended by that certain Supplemental Lease Agreement No. 1 dated 10/01/2002, as further amended by that certain Supplemental Lease Agreement No. 2 dated 3/19/2003, as further amended by that certain Supplemental Lease Agreement No. 3 dated 6/13/2003, as further amended by that certain Supplemental Lease Agreement No. 4 dated 7/08/2008, and as further amended by that certain Supplemental Lease Agreement No. 5 which is undated

Schedule “4”

List of Property Contracts

Lee Quigley	Metal Maintenance Services	9/1/2010

Concierge Unlimited Inc.	Concierge Service	1/1/2010

Fujitech America, Inc.	Elevator Preventative Maintenance	5/1/2008

Interactive Building Solutions	Building Automation System Services	5/1/2011

Hudson Energy Services, LLC	Alternative Retail Electric Supplier	4/26/2011

EXHIBIT F

FORM POWER OF ATTORNEY

ILLINOIS STATUTORY SHORT FORM

POWER OF ATTORNEY FOR PROPERTY

1. I,                                                                                                                                               , (insert name and address of principal) hereby revoke all prior powers of attorney for property executed by me and appoint:

Todd A. Mikles

750 B Street, Suite 3300

San Diego, California 92101

as my attorney-in-fact (my “agent”) to act for me and in my name (in any way I could act in person) with respect to the following powers, as defined in Section 3-4 of the “Statutory Short Form Power of Attorney for Property Law” (including all amendments), but subject to any limitations on or additions to the specified powers inserted in paragraph 2 or 3 below:

(a)	Disposition of that certain property located at 525 W Van Buren St. Chicago, Illinois 60607 (the “Property”); and

(b)	Refinancing of the Property.

2. My agent shall have the right by written instrument to delegate any or all of the foregoing powers involving discretionary decision-making to any person or persons whom my agent may select, but such delegation may be amended or revoked by any agent (including any successor) named by me who is acting under this power of attorney at the time of reference.

3. This power of attorney shall become effective on September 1, 2012.

4. This power of attorney shall terminate on September 1, 2013.

5. I am fully informed as to all the contents of this form and understand the full import of this grant of powers to my agent.

6. The Notice to Agent is incorporated by reference and included as part of this form.

Dated:

Signed	(principal)

The undersigned witness certifies that                                                              , known to me to be the same person whose name is subscribed as principal to the foregoing power of attorney, appeared before me and the notary public and acknowledged signing and delivering the instrument as the free and voluntary act of the principal, for the uses and purposes therein set forth. I believe him or her to be of sound mind and memory. The undersigned witness also certifies that the witness is not: (a) the attending physician or mental health service provider or a relative of the physician or provider; (b) an owner, operator, or relative of an owner or operator of a health care facility in which the principal is a patient or resident; (c) a parent, sibling, descendant, or any spouse of such parent, sibling, or descendant of either the principal or any agent or successor agent under the foregoing power of attorney, whether such relationship is by blood, marriage, or adoption; or (d) an agent or successor agent under the foregoing power of attorney.

Dated:
Witness

State of                       )

                                    ) SS.

County of                   )

The undersigned, a notary public in and for the above county and state, certifies that                     , known to me to be the same person whose name is subscribed as principal to the foregoing power of attorney, appeared before me and the witness(es)                     (and                     ) in person and acknowledged signing and delivering the instrument as the free and voluntary act of the principal, for the uses and purposes therein set forth (, and certified to the correctness of the signature(s) of the agent(s)).

Dated:

Notary Public

My commission expires

EXHIBIT H

FORM FIRPTA

CERTIFICATE OF NON FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee (buyer) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform NW Congress Center Owner, LLC, a Delaware limited liability company (the “Transferee”) that withholding of tax is not required upon the disposition of a U.S. real property interest by NNN Congress Center         , LLC, a Delaware limited liability company (the “Transferor”), the undersigned hereby certifies the following on behalf of the Transferor:

That the Transferor is the owner of the following described property, to wit:

County: Cook

Premises: 525 W Van Buren St., Chicago, Illinois 60607

The Transferor is not a non-resident alien for purposes of the U.S. income taxation (as such term is defined in the Internal Revenue Code and Income Tax Regulations).

The Transferor’s U.S. taxpayer identification number (Social Security Number) is [            ].

The Transferor’s address is [                    ].

The Transferor understands that this certification be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

UNDER PENALTIES OF PERJURY, I DECLARE THAT I HAVE EXAMINED THIS CERTIFICATION AND TO THE BEST OF MY KNOWLEDGE AND BELIEF IT IS TRUE, CORRECT AND COMPLETE, AND I FURTHER DECLARE THAT I HAVE AUTHORITY TO SIGN THIS DOCUMENT ON BEHALF OF THE TRANSFEROR.

DATED:

NNN CONGRESS CENTER , LLC, a Delaware limited liability company

By:

By:

By: